UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

100 International Drive, Baltimore, MD, 21202

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2023

WESTERN ASSET

INTERMEDIATE BOND FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, enrolling at franklintempleton.com.

You may access franklintempleton.com by scanning the code below.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration which is expected to range within 20% of the duration of its benchmark.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate Bond Fund for the twelve-month reporting period ended May 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective March 31, 2023, Nicholas Mastroianni joined the Fund’s portfolio management team. For more information, please see the Fund’s prospectus supplement dated March 31, 2023.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2023

II	Western Asset Intermediate Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below. The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Fund may invest in debt and fixed income securities of any maturity, under normal market conditions, the target dollar-weighted average effective duration for the Fund, as estimated by the Fund’s subadviser, is expected to range within 20% of the duration of its benchmark, the Bloomberg Intermediate U.S. Government/Credit Indexi.

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase (that is, “investment grade securities”). The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds and swaps, options on bond and interest rate futures, futures, options and swaps.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), and/or futures contracts (including options on futures contracts) to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall U.S. fixed income markets experienced periods of volatility and declined over the twelve-month reporting period ended May 31, 2023. The market’s weakness was driven by several factors, including elevated and persistent inflation, aggressive Federal Reserve Board (the “Fed”) monetary policy tightening, the repercussions from the COVID-19 pandemic, the war in Ukraine, turmoil in the banking industry, and the debt ceiling debate.

Western Asset Intermediate Bond Fund 2023 Annual Report	1

Fund overview (cont’d)

Short-term U.S. Treasury yields moved sharply higher as the Fed began to raise interest rates in March 2022 (before the reporting period began) in attempt to rein in inflation. Over the next twelve months, the central bank hiked rates an additional nine times, bringing the federal funds rate to a range between 5.00% and 5.25% — the highest level since 2007. The yield for the two-year Treasury note began the reporting period at 2.53% (the low for period) and ended the period at 4.40%. The high of 5.05% took place on March 8, 2023. The yield for the ten-year Treasury note began the reporting period at 2.85% and ended the period at 3.64%. The low of 2.60% occurred on August 1, 2022, and the peak of 4.25% took place on October 24, 2022.

All told, the Bloomberg U.S. Aggregate Indexii returned -2.14% for the twelve months ended May 31, 2023. Riskier fixed income securities, including high yield bonds, were also weak. Over the fiscal year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexiii returned 0.05%. Elsewhere, the JPMorgan Emerging Markets Bond Index Globaliv returned -0.98% for the reporting period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We generally maintained a modest overweight duration position relative to the benchmark, as a risk-off hedge for the Fund’s non-Treasury positions. We adjusted yield curve positioning by reducing duration exposure at the front end, while adding to the intermediate and long end segments. Additionally, we gradually added to the Fund’s overweight exposure to agency mortgage-backed securities (“MBS”) as spreads became more attractive. We tactically increased then trimmed the Fund’s investment-grade corporate bond exposure as spreads fluctuated, ending the reporting period close to the start of the period. In terms of reductions, we gradually trimmed emerging markets exposure to capture value as spreads had widened. Elsewhere, we maintained an overweight exposure in other spread sectors where we saw relative value, including structured products.

During the reporting period, we used interest rate futures and swaps, options and swaptions to manage the Fund’s duration and yield curve exposures. In aggregate, these instruments detracted from performance. Index credit default swaps were used to manage the Fund’s exposure to credit index spread levels; they contributed to results.

Performance review

For the twelve months ended May 31, 2023, Class I shares of Western Asset Intermediate Bond Fund returned -1.32%. The Fund’s unmanaged benchmark, the Bloomberg Intermediate U.S. Government/Credit Index, returned -0.53% for the same period.

2	Western Asset Intermediate Bond Fund 2023 Annual Report

Performance Snapshot as of May 31, 2023 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Intermediate Bond Fund:
Class A	2.13%	-1.46%
Class C	1.74%	-2.30%
Class R	1.94%	-1.92%
Class I	2.25%	-1.32%
Class IS	2.29%	-1.22%
Bloomberg Intermediate U.S. Government/Credit Index	2.01%	-0.53%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2023 for Class A, Class C, Class R, Class I and Class IS shares were 3.77%, 3.11%, 3.54%, 4.17% and 4.25%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 0.81%, 1.54%, 1.25%, 0.56% and 0.44%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.15% for Class R shares and 0.45% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

Western Asset Intermediate Bond Fund 2023 Annual Report	3

Fund overview (cont’d)

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Fund’s largest contributor to performance was its overweight exposures to investment-grade corporate bonds, which we tactically adjusted during the reporting period as spreads fluctuated. Tactical positioning within emerging markets was also beneficial, as their spreads fluctuated but ultimately widened. An overweight exposure to structured products, namely asset-backed securities (“ABS”), commercial mortgage-backed securities, and agency residential mortgage-backed securities was additive, mainly due to favorable selection within ABS, as structured product spreads mostly widened.

Q. What were the leading detractors from performance?

A. The Fund’s overweight duration positioning was the largest detractor from performance as rates rose during the reporting period. Tactical yield curve positioning also detracted, mainly due to the Fund’s initial overweight to the front end, which was reduced to an underweight later in the reporting period. Finally, an overweight exposure to agency MBS detracted from performance as their spreads widened.

Thank you for your investment in Western Asset Intermediate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 13, 2023

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The market values of securities or

4	Western Asset Intermediate Bond Fund 2023 Annual Report

other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 48 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2023 were: U.S. government & agency obligations (26.6%), financials (17.7%), mortgage-backed securities (11.3%), collateralized mortgage obligations (10.3%) and asset-backed securities (8.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/ BBB or higher) with maturities between one and ten years.

ii

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Intermediate Bond Fund 2023 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2023 and May 31, 2022 and does not include derivatives, such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Intermediate Bond Fund 2023 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2022 and held for the six months ended May 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.13%	$1,000.00	$1,021.30	0.74%	$3.73	Class A	5.00%	$1,000.00	$1,021.24	0.74%	$3.73
Class C	1.74	1,000.00	1,017.40	1.54	7.75	Class C	5.00	1,000.00	1,017.25	1.54	7.75
Class R	1.94	1,000.00	1,019.40	1.15	5.79	Class R	5.00	1,000.00	1,019.20	1.15	5.79
Class I	2.25	1,000.00	1,022.50	0.53	2.67	Class I	5.00	1,000.00	1,022.29	0.53	2.67
Class IS	2.29	1,000.00	1,022.90	0.44	2.22	Class IS	5.00	1,000.00	1,022.74	0.44	2.22

Western Asset Intermediate Bond Fund 2023 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended May 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

8	Western Asset Intermediate Bond Fund 2023 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/23	-1.46%	-2.30%	-1.92%	-1.32%	-1.22%
Five Years Ended 5/31/23	0.69	-0.06	0.35	0.95	1.05
Ten Years Ended 5/31/23	1.20	0.49	0.93	1.55	1.64

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/23	-5.62%	-3.26%	-1.92%	-1.32%	-1.22%
Five Years Ended 5/31/23	-0.18	-0.06	0.35	0.95	1.05
Ten Years Ended 5/31/23	0.77	0.49	0.93	1.55	1.64

Cumulative total returns
Without sales charges[1]
Class A (5/31/13 through 5/31/23)	12.68%
Class C (5/31/13 through 5/31/23)	4.98
Class R (5/31/13 through 5/31/23)	9.66
Class I (5/31/13 through 5/31/23)	16.59
Class IS (5/31/13 through 5/31/23)	17.63

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25% on purchases made prior to August 15, 2022. Purchases made on or after August 15, 2022 incur a maximum initial sales charge of 3.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Western Asset Intermediate Bond Fund 2023 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Intermediate Bond Fund vs. Bloomberg Intermediate U.S. Government/Credit Index† — May 2013 - May 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Intermediate Bond Fund on May 31, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2023. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Intermediate U.S. Government/Credit Index. The Bloomberg Intermediate U.S. Government/Credit Index (the “Index”) is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Intermediate Bond Fund 2023 Annual Report

Schedule of investments

May 31, 2023

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 41.2%
Communication Services — 3.5%
Diversified Telecommunication Services — 1.1%
AT&T Inc., Senior Notes	4.250%	3/1/27	$580,000	$569,860
AT&T Inc., Senior Notes	2.300%	6/1/27	400,000	362,490
AT&T Inc., Senior Notes	1.650%	2/1/28	40,000	34,658
AT&T Inc., Senior Notes	2.250%	2/1/32	560,000	448,618
AT&T Inc., Senior Notes	2.550%	12/1/33	380,000	298,791
Telefonica Emisiones SA, Senior Notes	4.895%	3/6/48	870,000	702,027
Verizon Communications Inc., Senior Notes	2.625%	8/15/26	300,000	281,808
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	930,000	912,632
Verizon Communications Inc., Senior Notes	3.000%	3/22/27	140,000	131,963
Verizon Communications Inc., Senior Notes	2.100%	3/22/28	530,000	468,028
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	484,000	470,598
Verizon Communications Inc., Senior Notes	3.875%	2/8/29	360,000	340,623
Verizon Communications Inc., Senior Notes	1.680%	10/30/30	954,000	759,010
Verizon Communications Inc., Senior Notes	2.550%	3/21/31	190,000	159,185
Verizon Communications Inc., Senior Notes	2.355%	3/15/32	2,285,000	1,843,952
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	120,000	113,445
Total Diversified Telecommunication Services				7,897,688
Entertainment — 0.3%
Warnermedia Holdings Inc., Senior Notes	6.412%	3/15/26	310,000	310,755
Warnermedia Holdings Inc., Senior Notes	3.755%	3/15/27	860,000	806,230
Warnermedia Holdings Inc., Senior Notes	4.054%	3/15/29	280,000	255,932
Warnermedia Holdings Inc., Senior Notes	4.279%	3/15/32	1,390,000	1,215,106
Total Entertainment				2,588,023
Interactive Media & Services — 0.1%
Alphabet Inc., Senior Notes	0.450%	8/15/25	100,000	92,195
Alphabet Inc., Senior Notes	1.100%	8/15/30	240,000	196,098
Alphabet Inc., Senior Notes	1.900%	8/15/40	250,000	170,802
Alphabet Inc., Senior Notes	2.050%	8/15/50	150,000	92,210
Total Interactive Media & Services				551,305
Media — 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	4,930,000	4,849,513
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.400%	4/1/33	500,000	434,907

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	11

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	$170,000	$124,599
Comcast Corp., Senior Notes	3.950%	10/15/25	1,910,000	1,878,019
Comcast Corp., Senior Notes	3.150%	3/1/26	330,000	318,786
Comcast Corp., Senior Notes	3.300%	4/1/27	190,000	181,366
Comcast Corp., Senior Notes	4.150%	10/15/28	1,890,000	1,844,348
Comcast Corp., Senior Notes	3.400%	4/1/30	290,000	268,242
Comcast Corp., Senior Notes	4.250%	10/15/30	200,000	193,949
Comcast Corp., Senior Notes	3.250%	11/1/39	210,000	165,361
Comcast Corp., Senior Notes	3.750%	4/1/40	50,000	41,804
Fox Corp., Senior Notes	4.030%	1/25/24	170,000	168,146
Fox Corp., Senior Notes	4.709%	1/25/29	210,000	204,783
Total Media				10,673,823
Wireless Telecommunication Services — 0.5%
T-Mobile USA Inc., Senior Notes	3.500%	4/15/25	490,000	475,288
T-Mobile USA Inc., Senior Notes	3.750%	4/15/27	90,000	85,525
T-Mobile USA Inc., Senior Notes	3.875%	4/15/30	2,620,000	2,431,715
T-Mobile USA Inc., Senior Notes	2.550%	2/15/31	290,000	242,735
T-Mobile USA Inc., Senior Notes	2.250%	11/15/31	250,000	201,169
Total Wireless Telecommunication Services				3,436,432
Total Communication Services				25,147,271
Consumer Discretionary — 1.6%
Automobiles — 0.1%
Ford Motor Credit Co. LLC, Senior Notes	3.664%	9/8/24	200,000	192,961
General Motors Co., Senior Notes	5.600%	10/15/32	130,000	125,312
Toyota Motor Corp., Senior Notes	1.339%	3/25/26	950,000	868,232
Total Automobiles				1,186,505
Broadline Retail — 0.7%
Amazon.com Inc., Senior Notes	0.400%	6/3/23	1,040,000	1,039,753
Amazon.com Inc., Senior Notes	0.800%	6/3/25	240,000	223,026
Amazon.com Inc., Senior Notes	3.300%	4/13/27	640,000	617,146
Amazon.com Inc., Senior Notes	1.200%	6/3/27	350,000	310,866
Amazon.com Inc., Senior Notes	3.150%	8/22/27	1,640,000	1,565,463
Amazon.com Inc., Senior Notes	3.450%	4/13/29	740,000	707,734
Amazon.com Inc., Senior Notes	1.500%	6/3/30	160,000	132,206
Amazon.com Inc., Senior Notes	2.100%	5/12/31	190,000	160,786

See Notes to Financial Statements.

12	Western Asset Intermediate Bond Fund 2023 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Broadline Retail — continued
Amazon.com Inc., Senior Notes	2.500%	6/3/50	$240,000	$156,304
Amazon.com Inc., Senior Notes	4.250%	8/22/57	60,000	53,295
Total Broadline Retail				4,966,579
Hotels, Restaurants & Leisure — 0.3%
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	310,000	299,168
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	40,000	37,422
McDonald’s Corp., Senior Notes	3.300%	7/1/25	320,000	310,099
McDonald’s Corp., Senior Notes	1.450%	9/1/25	80,000	74,284
McDonald’s Corp., Senior Notes	3.700%	1/30/26	130,000	126,754
McDonald’s Corp., Senior Notes	3.500%	3/1/27	560,000	541,012
McDonald’s Corp., Senior Notes	3.500%	7/1/27	160,000	153,797
McDonald’s Corp., Senior Notes	3.800%	4/1/28	300,000	290,350
McDonald’s Corp., Senior Notes	3.600%	7/1/30	240,000	224,416
McDonald’s Corp., Senior Notes	3.625%	9/1/49	60,000	46,229
Total Hotels, Restaurants & Leisure				2,103,531
Household Durables — 0.0%††
Newell Brands Inc., Senior Notes	4.700%	4/1/26	10,000	9,288
Specialty Retail — 0.4%
Home Depot Inc., Senior Notes	2.500%	4/15/27	1,160,000	1,086,997
Home Depot Inc., Senior Notes	2.875%	4/15/27	800,000	758,989
Home Depot Inc., Senior Notes	3.900%	12/6/28	40,000	39,102
Home Depot Inc., Senior Notes	3.300%	4/15/40	210,000	168,690
Home Depot Inc., Senior Notes	3.900%	6/15/47	30,000	25,096
Lowe’s Cos. Inc., Senior Notes	1.700%	9/15/28	460,000	394,761
Lowe’s Cos. Inc., Senior Notes	4.500%	4/15/30	210,000	205,363
Total Specialty Retail				2,678,998
Textiles, Apparel & Luxury Goods — 0.1%
NIKE Inc., Senior Notes	2.750%	3/27/27	420,000	398,124
NIKE Inc., Senior Notes	2.850%	3/27/30	410,000	374,245
Total Textiles, Apparel & Luxury Goods				772,369
Total Consumer Discretionary				11,717,270
Consumer Staples — 2.0%
Beverages — 0.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	220,000	221,704
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	6/1/30	1,100,000	1,033,023
Coca-Cola Co., Senior Notes	3.375%	3/25/27	590,000	575,384
Coca-Cola Co., Senior Notes	1.450%	6/1/27	520,000	472,362

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	13

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Beverages — continued
Constellation Brands Inc., Senior Notes	3.600%	5/9/24	$420,000	$411,973
Constellation Brands Inc., Senior Notes	4.350%	5/9/27	50,000	49,138
Constellation Brands Inc., Senior Notes	2.250%	8/1/31	90,000	73,548
Diageo Capital PLC, Senior Notes	3.500%	9/18/23	220,000	218,699
PepsiCo Inc., Senior Notes	2.250%	3/19/25	50,000	48,012
PepsiCo Inc., Senior Notes	2.625%	3/19/27	60,000	56,527
PepsiCo Inc., Senior Notes	1.625%	5/1/30	300,000	250,609
Total Beverages				3,410,979
Consumer Staples Distribution & Retail — 0.2%
Costco Wholesale Corp., Senior Notes	1.375%	6/20/27	830,000	742,476
Costco Wholesale Corp., Senior Notes	1.600%	4/20/30	170,000	142,582
Target Corp., Senior Notes	2.250%	4/15/25	450,000	429,900
Walmart Inc., Senior Notes	1.500%	9/22/28	140,000	122,306
Walmart Inc., Senior Notes	2.375%	9/24/29	50,000	44,663
Walmart Inc., Senior Notes	1.800%	9/22/31	110,000	91,782
Total Consumer Staples Distribution & Retail				1,573,709
Food Products — 0.3%
Hershey Co., Senior Notes	0.900%	6/1/25	140,000	130,126
Mars Inc., Senior Notes	2.700%	4/1/25	360,000	345,776	(a)
Mars Inc., Senior Notes	3.200%	4/1/30	910,000	834,690	(a)
Mondelez International Inc., Senior Notes	1.500%	5/4/25	900,000	844,651
Total Food Products				2,155,243
Household Products — 0.1%
Kimberly-Clark Corp., Senior Notes	3.100%	3/26/30	130,000	119,637
Procter & Gamble Co., Senior Notes	2.800%	3/25/27	80,000	76,274
Procter & Gamble Co., Senior Notes	3.000%	3/25/30	260,000	242,575
Total Household Products				438,486
Personal Care Products — 0.3%
Haleon US Capital LLC, Senior Notes	3.375%	3/24/27	750,000	708,992
Haleon US Capital LLC, Senior Notes	3.375%	3/24/29	390,000	358,966
Kenvue Inc., Senior Notes	5.350%	3/22/26	570,000	579,552	(a)
Kenvue Inc., Senior Notes	5.050%	3/22/28	780,000	797,116	(a)
Total Personal Care Products				2,444,626
Tobacco — 0.6%
Altria Group Inc., Senior Notes	2.350%	5/6/25	130,000	123,237
Altria Group Inc., Senior Notes	4.800%	2/14/29	59,000	57,734
Altria Group Inc., Senior Notes	2.450%	2/4/32	2,560,000	2,005,843
Altria Group Inc., Senior Notes	6.200%	2/14/59	115,000	108,908
BAT Capital Corp., Senior Notes	3.557%	8/15/27	1,150,000	1,057,850

See Notes to Financial Statements.

14	Western Asset Intermediate Bond Fund 2023 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — continued
Cargill Inc., Senior Notes	1.375%	7/23/23	$470,000	$467,424	(a)
Philip Morris International Inc., Senior Notes	2.100%	5/1/30	310,000	256,499
Total Tobacco				4,077,495
Total Consumer Staples				14,100,538
Energy — 6.6%
Energy Equipment & Services — 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	17,000	16,554
Oil, Gas & Consumable Fuels — 6.6%
Apache Corp., Senior Notes	4.250%	1/15/30	180,000	161,834
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	420,000	406,680
BP Capital Markets America Inc., Senior Notes	3.119%	5/4/26	1,070,000	1,026,593
BP Capital Markets America Inc., Senior Notes	3.588%	4/14/27	970,000	935,248
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	320,000	300,714
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	350,000	304,954	(a)
Chevron Corp., Senior Notes	1.554%	5/11/25	240,000	226,454
Chevron Corp., Senior Notes	1.995%	5/11/27	260,000	238,255
Chevron USA Inc., Senior Notes	3.850%	1/15/28	620,000	611,821
Chevron USA Inc., Senior Notes	3.250%	10/15/29	490,000	457,123
Continental Resources Inc., Senior Notes	3.800%	6/1/24	1,020,000	1,000,124
Continental Resources Inc., Senior Notes	4.375%	1/15/28	580,000	545,644
Continental Resources Inc., Senior Notes	5.750%	1/15/31	50,000	47,671	(a)
Coterra Energy Inc., Senior Notes	3.900%	5/15/27	1,830,000	1,738,147
Coterra Energy Inc., Senior Notes	4.375%	3/15/29	570,000	538,130
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,360,000	1,378,595
Devon Energy Corp., Senior Notes	5.250%	10/15/27	356,000	352,331
Devon Energy Corp., Senior Notes	4.500%	1/15/30	128,000	120,463
Devon Energy Corp., Senior Notes	5.600%	7/15/41	90,000	83,601
Devon Energy Corp., Senior Notes	5.000%	6/15/45	90,000	77,333
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	360,000	343,346
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	550,000	497,276
Diamondback Energy Inc., Senior Notes	3.125%	3/24/31	160,000	136,481
Ecopetrol SA, Senior Notes	5.375%	6/26/26	2,440,000	2,327,456
Energy Transfer LP, Senior Notes	4.500%	4/15/24	20,000	19,805
Energy Transfer LP, Senior Notes	2.900%	5/15/25	400,000	380,181
Energy Transfer LP, Senior Notes	5.500%	6/1/27	320,000	321,008
Energy Transfer LP, Senior Notes	4.950%	6/15/28	70,000	68,444
Energy Transfer LP, Senior Notes	3.750%	5/15/30	760,000	688,777
Energy Transfer LP, Senior Notes	5.400%	10/1/47	250,000	215,319
Energy Transfer LP, Senior Notes	6.250%	4/15/49	90,000	85,801

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	15

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	$500,000	$497,294
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	1,630,000	1,575,047
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	720,000	650,503
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	430,000	378,714
Enterprise Products Operating LLC, Senior Notes	4.800%	2/1/49	70,000	62,525
Enterprise Products Operating LLC, Senior Notes	4.200%	1/31/50	100,000	81,063
Enterprise Products Operating LLC, Senior Notes	3.700%	1/31/51	50,000	37,278
EOG Resources Inc., Senior Notes	4.150%	1/15/26	740,000	732,143
EOG Resources Inc., Senior Notes	4.375%	4/15/30	210,000	207,156
EQT Corp., Senior Notes	3.900%	10/1/27	660,000	613,866
EQT Corp., Senior Notes	7.000%	2/1/30	500,000	518,025
Exxon Mobil Corp., Senior Notes	2.992%	3/19/25	1,850,000	1,794,906
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	1,670,000	1,611,609
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	30,000	26,837
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	1,070,000	970,946	(a)
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	660,000	509,215	(a)
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	410,000	402,354
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	220,000	212,743
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	120,000	109,021
MPLX LP, Senior Notes	4.125%	3/1/27	780,000	756,130
MPLX LP, Senior Notes	4.800%	2/15/29	720,000	701,291
MPLX LP, Senior Notes	5.200%	3/1/47	160,000	138,255
MPLX LP, Senior Notes	5.200%	12/1/47	250,000	213,472
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	56,000	56,599
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	1,730,000	1,727,267
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	910,000	844,271
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	500,000	452,412
Pertamina Persero PT, Senior Notes	6.000%	5/3/42	580,000	568,400	(a)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	470,000	472,726
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	390,000	332,589
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	2,040,000	1,462,391	(a)
Petroleos Mexicanos, Senior Notes	4.250%	1/15/25	760,000	714,791
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	1,100,000	604,880
Pioneer Natural Resources Co., Senior Notes	1.125%	1/15/26	300,000	271,587
Pioneer Natural Resources Co., Senior Notes	1.900%	8/15/30	370,000	300,828
Pioneer Natural Resources Co., Senior Notes	2.150%	1/15/31	400,000	327,226
Reliance Industries Ltd., Senior Notes	2.875%	1/12/32	640,000	538,149	(a)
Reliance Industries Ltd., Senior Notes	3.625%	1/12/52	1,120,000	797,006	(a)

See Notes to Financial Statements.

16	Western Asset Intermediate Bond Fund 2023 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Shell International Finance BV, Senior Notes	3.250%	5/11/25	$2,550,000	$2,485,268
Shell International Finance BV, Senior Notes	2.875%	5/10/26	400,000	383,073
Shell International Finance BV, Senior Notes	2.750%	4/6/30	230,000	205,814
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	4.375%	4/10/24	1,620,000	1,609,146	(a)
Targa Resources Corp., Senior Notes	5.200%	7/1/27	810,000	800,026
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	740,000	636,505	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	1,490,000	1,579,323
Western Midstream Operating LP, Senior Notes	3.350%	2/1/25	230,000	219,668
Western Midstream Operating LP, Senior Notes	4.300%	2/1/30	120,000	106,837
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	920,000	876,851
Williams Cos. Inc., Senior Notes	4.900%	1/15/45	230,000	198,360
Williams Cos. Inc., Senior Notes	5.100%	9/15/45	350,000	310,232
Total Oil, Gas & Consumable Fuels				47,318,227
Total Energy				47,334,781
Financials — 17.7%
Banks — 13.4%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	310,000	300,813	(a)
Banco Santander SA, Senior Notes	2.746%	5/28/25	1,000,000	935,558
Banco Santander SA, Senior Notes (4.175% to 3/24/27 then 1 year Treasury Constant Maturity Rate + 2.000%)	4.175%	3/24/28	1,600,000	1,505,568	(b)
Bank of America Corp., Senior Notes	4.100%	7/24/23	930,000	927,271
Bank of America Corp., Senior Notes	4.000%	4/1/24	1,560,000	1,541,924
Bank of America Corp., Senior Notes	3.500%	4/19/26	460,000	443,486
Bank of America Corp., Senior Notes (1.319% to 6/19/25 then SOFR + 1.150%)	1.319%	6/19/26	110,000	100,958	(b)
Bank of America Corp., Senior Notes (2.572% to 10/20/31 then SOFR + 1.210%)	2.572%	10/20/32	690,000	560,706	(b)
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	550,000	462,444	(b)
Bank of America Corp., Senior Notes (2.972% to 2/4/32 then SOFR + 1.330%)	2.972%	2/4/33	610,000	509,120	(b)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. Term SOFR + 1.040%)	3.419%	12/20/28	1,572,000	1,446,640	(b)
Bank of America Corp., Senior Notes (3.458% to 3/15/24 then 3 mo. Term SOFR + 1.232%)	3.458%	3/15/25	660,000	647,409	(b)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. Term SOFR + 1.632%)	3.593%	7/21/28	1,140,000	1,063,606	(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	17

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Bank of America Corp., Senior Notes (3.970% to 3/5/28 then 3 mo. Term SOFR + 1.332%)	3.970%	3/5/29	$1,500,000	$1,416,259	(b)
Bank of America Corp., Senior Notes (3.974% to 2/7/29 then 3 mo. Term SOFR + 1.472%)	3.974%	2/7/30	2,210,000	2,052,041	(b)
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. Term SOFR + 3.412%)	4.083%	3/20/51	240,000	193,299	(b)
Bank of America Corp., Senior Notes (4.376% to 4/27/27 then SOFR + 1.580%)	4.376%	4/27/28	470,000	454,732	(b)
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	710,000	698,625
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	320,000	312,739
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,360,000	1,316,448
Bank of Montreal, Senior Notes	1.850%	5/1/25	920,000	862,204
Bank of Nova Scotia, Senior Notes	1.300%	6/11/25	480,000	442,625
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	1,000,000	955,512	(b)
BNP Paribas SA, Senior Notes	3.375%	1/9/25	260,000	250,821	(a)
BNP Paribas SA, Senior Notes	4.400%	8/14/28	750,000	719,156	(a)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	600,000	557,206	(a)(b)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	2,010,000	1,991,457	(a)(b)
BNP Paribas SA, Senior Notes (5.125% to 1/13/28 then 1 year Treasury Constant Maturity Rate + 1.450%)	5.125%	1/13/29	1,290,000	1,286,936	(a)(b)
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. USD LIBOR + 2.567%)	5.198%	1/10/30	370,000	363,602	(a)(b)
BNP Paribas SA, Subordinated Notes (4.375% to 3/1/28 then USD 5 year ICE Swap Rate + 1.483%)	4.375%	3/1/33	360,000	329,441	(a)(b)
Canadian Imperial Bank of Commerce, Senior Notes	0.950%	6/23/23	480,000	478,703
Citigroup Inc., Senior Notes	3.300%	4/27/25	1,810,000	1,757,402
Citigroup Inc., Senior Notes	8.125%	7/15/39	34,000	43,234
Citigroup Inc., Senior Notes	4.650%	7/30/45	84,000	74,534
Citigroup Inc., Senior Notes (2.572% to 6/3/30 then SOFR + 2.107%)	2.572%	6/3/31	780,000	653,656	(b)
Citigroup Inc., Senior Notes (3.106% to 4/8/25 then SOFR + 2.842%)	3.106%	4/8/26	370,000	354,867	(b)
Citigroup Inc., Senior Notes (3.785% to 3/17/32 then SOFR + 1.939%)	3.785%	3/17/33	870,000	772,956	(b)

See Notes to Financial Statements.

18	Western Asset Intermediate Bond Fund 2023 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Citigroup Inc., Senior Notes (3.980% to 3/20/29 then 3 mo. Term SOFR + 1.600%)	3.980%	3/20/30	$1,840,000	$1,707,502	(b)
Citigroup Inc., Senior Notes (4.075% to 4/23/28 then 3 mo. Term SOFR + 1.454%)	4.075%	4/23/29	1,620,000	1,532,160	(b)
Citigroup Inc., Senior Notes (4.412% to 3/31/30 then SOFR + 3.914%)	4.412%	3/31/31	660,000	624,740	(b)
Citigroup Inc., Senior Notes (4.658% to 5/24/27 then SOFR + 1.887%)	4.658%	5/24/28	630,000	620,399	(b)
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	670,000	654,660
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	870,000	870,347
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	180,000	173,813
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	2,390,000	2,297,920
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	280,000	263,065
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	116,000	106,289
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	2,630,000	2,562,789
Cooperatieve Rabobank UA, Senior Notes (3.649% to 4/6/27 then 1 year Treasury Constant Maturity Rate + 1.220%)	3.649%	4/6/28	2,210,000	2,063,665	(a)(b)
Credit Agricole SA, Senior Notes (1.907% to 6/16/25 then SOFR + 1.676%)	1.907%	6/16/26	400,000	369,917	(a)(b)
Danske Bank A/S, Senior Notes	3.875%	9/12/23	200,000	198,578	(a)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	1,400,000	1,389,331	(a)
Danske Bank A/S, Senior Notes (1.226% to 6/22/23 then 1 year Treasury Constant Maturity Rate + 1.000%)	1.226%	6/22/24	200,000	199,487	(a)(b)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	210,000	200,172	(a)(b)
Danske Bank A/S, Senior Notes (3.773% to 3/28/24 then 1 year Treasury Constant Maturity Rate + 1.450%)	3.773%	3/28/25	1,430,000	1,396,780	(a)(b)
Danske Bank A/S, Senior Notes (4.298% to 4/1/27 then 1 year Treasury Constant Maturity Rate + 1.750%)	4.298%	4/1/28	1,160,000	1,090,267	(a)(b)
HSBC Holdings PLC, Senior Notes (2.099% to 6/4/25 then SOFR + 1.929%)	2.099%	6/4/26	1,140,000	1,059,824	(b)
HSBC Holdings PLC, Senior Notes (2.848% to 6/4/30 then SOFR + 2.387%)	2.848%	6/4/31	840,000	702,371	(b)
HSBC Holdings PLC, Senior Notes (4.041% to 3/13/27 then 3 mo. USD LIBOR + 1.546%)	4.041%	3/13/28	700,000	661,016	(b)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	430,000	423,258

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	19

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	$1,580,000	$1,537,254	(a)
JPMorgan Chase & Co., Senior Notes	3.900%	7/15/25	2,200,000	2,161,788
JPMorgan Chase & Co., Senior Notes (1.514% to 6/1/23 then 3 mo. Term SOFR + 1.455%)	1.514%	6/1/24	1,410,000	1,410,245	(b)
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	860,000	809,058	(b)
JPMorgan Chase & Co., Senior Notes (2.522% to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	700,000	595,048	(b)
JPMorgan Chase & Co., Senior Notes (3.845% to 6/14/24 then SOFR + 0.980%)	3.845%	6/14/25	3,410,000	3,343,122	(b)
JPMorgan Chase & Co., Senior Notes (4.005% to 4/23/28 then 3 mo. Term SOFR + 1.382%)	4.005%	4/23/29	1,180,000	1,121,049	(b)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. Term SOFR + 1.262%)	4.023%	12/5/24	1,250,000	1,239,094	(b)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. Term SOFR + 1.330%)	4.452%	12/5/29	1,770,000	1,709,459	(b)
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	1,790,000	1,755,886
Lloyds Banking Group PLC, Senior Notes	3.900%	3/12/24	1,690,000	1,663,374
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	680,000	649,798
Mitsubishi UFJ Financial Group Inc., Senior Notes	3.407%	3/7/24	3,120,000	3,067,276
Mitsubishi UFJ Financial Group Inc., Senior Notes (3.837% to 4/17/25 then 1 year Treasury Constant Maturity Rate + 1.125%)	3.837%	4/17/26	340,000	328,200	(b)
Mitsubishi UFJ Financial Group Inc., Senior Notes (4.080% to 4/19/27 then 1 year Treasury Constant Maturity Rate + 1.300%)	4.080%	4/19/28	340,000	324,897	(b)
NatWest Group PLC, Senior Notes (4.269% to 3/22/24 then 3 mo. USD LIBOR + 1.762%)	4.269%	3/22/25	590,000	580,162	(b)
NatWest Group PLC, Senior Notes (4.519% to 6/25/23 then 3 mo. USD LIBOR + 1.550%)	4.519%	6/25/24	200,000	199,641	(b)
Nordea Bank Abp, Senior Notes	1.000%	6/9/23	860,000	859,061	(a)
PNC Financial Services Group Inc., Senior Notes	3.500%	1/23/24	2,070,000	2,041,736
Royal Bank of Canada, Senior Notes	1.150%	6/10/25	460,000	424,401
Royal Bank of Canada, Senior Notes	3.875%	5/4/32	230,000	210,344
Swedbank AB, Senior Notes	1.300%	6/2/23	610,000	610,000	(a)
Toronto-Dominion Bank, Senior Notes	0.750%	6/12/23	910,000	908,758
Toronto-Dominion Bank, Senior Notes	1.150%	6/12/25	460,000	424,097
Toronto-Dominion Bank, Senior Notes	4.456%	6/8/32	1,100,000	1,040,897
US Bancorp, Senior Notes	3.375%	2/5/24	4,580,000	4,505,160

See Notes to Financial Statements.

20	Western Asset Intermediate Bond Fund 2023 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
US Bancorp, Senior Notes	1.450%	5/12/25	$1,060,000	$980,526
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	5,790,000	5,726,112
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	720,000	672,070
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	500,000	474,073
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	880,000	828,366	(b)
Wells Fargo & Co., Senior Notes (3.350% to 3/2/32 then SOFR + 1.500%)	3.350%	3/2/33	190,000	163,337	(b)
Wells Fargo & Co., Senior Notes (4.478% to 4/4/30 then SOFR + 4.032%)	4.478%	4/4/31	330,000	314,370	(b)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. Term SOFR + 4.502%)	5.013%	4/4/51	1,080,000	989,168	(b)
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	400,000	385,866
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	1,790,000	1,726,375
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	90,000	78,436
Total Banks				95,810,812
Capital Markets — 2.7%
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	270,000	253,837
Bank of New York Mellon Corp., Senior Notes (4.289% to 6/13/32 then SOFR + 1.418%)	4.289%	6/13/33	1,130,000	1,067,158	(b)
Charles Schwab Corp., Senior Notes	3.850%	5/21/25	600,000	580,569
Credit Suisse AG, Senior Notes	4.750%	8/9/24	340,000	331,592
Credit Suisse AG, Senior Notes	3.625%	9/9/24	2,550,000	2,443,639
Credit Suisse AG, Senior Notes	2.950%	4/9/25	530,000	496,567
Credit Suisse Group AG, Senior Notes (9.016% to 11/15/32 then SOFR + 5.020%)	9.016%	11/15/33	260,000	309,031	(a)(b)
Goldman Sachs Capital II, Junior Subordinated Notes (3 mo. USD LIBOR + 0.768%)	6.264%	7/3/23	71,000	53,929	(b)(c)
Goldman Sachs Group Inc., Senior Notes	3.625%	2/20/24	1,000,000	984,902
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,480,000	1,460,989
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	280,000	275,537
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	570,000	550,704
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	1,350,000	1,280,396
Goldman Sachs Group Inc., Senior Notes	3.850%	1/26/27	160,000	153,797
Goldman Sachs Group Inc., Senior Notes (3.615% to 3/15/27 then SOFR + 1.846%)	3.615%	3/15/28	150,000	141,670	(b)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. Term SOFR + 1.420%)	3.814%	4/23/29	750,000	699,751	(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	21

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes (4.387% to 6/15/26 then SOFR + 1.510%)	4.387%	6/15/27	$1,260,000	$1,236,115	(b)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	930,000	906,537
Intercontinental Exchange Inc., Senior Notes	4.600%	3/15/33	520,000	507,025
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	1,180,000	1,114,828	(b)
Morgan Stanley, Senior Notes (2.699% to 1/22/30 then SOFR + 1.143%)	2.699%	1/22/31	1,000,000	855,585	(b)
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. Term SOFR + 1.140%)	3.772%	1/24/29	1,390,000	1,304,230	(b)
Nuveen LLC, Senior Notes	4.000%	11/1/28	1,000,000	955,302	(a)
UBS Group AG, Senior Notes	4.125%	9/24/25	290,000	278,670	(a)
UBS Group AG, Senior Notes	4.253%	3/23/28	690,000	645,204	(a)
UBS Group AG, Senior Notes (4.488% to 5/12/25 then 1 year Treasury Constant Maturity Rate + 1.550%)	4.488%	5/12/26	580,000	560,859	(a)(b)
Total Capital Markets				19,448,423
Consumer Finance — 0.2%
American Express Co., Senior Notes	3.375%	5/3/24	790,000	774,985
American Express Co., Senior Notes	2.500%	7/30/24	420,000	406,493
American Express Co., Senior Notes	4.050%	5/3/29	150,000	144,362
Total Consumer Finance				1,325,840
Financial Services — 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	2.450%	10/29/26	940,000	838,713
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.000%	10/29/28	910,000	789,510
Mastercard Inc., Senior Notes	3.375%	4/1/24	230,000	226,651
Mastercard Inc., Senior Notes	3.850%	3/26/50	40,000	34,131
National Securities Clearing Corp., Senior Notes	1.500%	4/23/25	600,000	559,902	(a)
Nationwide Building Society, Senior Notes (4.363% to 8/1/23 then 3 mo. USD LIBOR + 1.392%)	4.363%	8/1/24	940,000	936,512	(a)(b)
PayPal Holdings Inc., Senior Notes	1.650%	6/1/25	420,000	395,234
PayPal Holdings Inc., Senior Notes	4.400%	6/1/32	220,000	212,091
Vanguard Group Inc.	3.050%	8/22/50	660,000	425,879	(d)(e)
Visa Inc., Senior Notes	3.150%	12/14/25	1,400,000	1,355,731
Visa Inc., Senior Notes	1.900%	4/15/27	400,000	368,698
Visa Inc., Senior Notes	4.300%	12/14/45	320,000	297,384
Total Financial Services				6,440,436

See Notes to Financial Statements.

22	Western Asset Intermediate Bond Fund 2023 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Insurance — 0.5%
American International Group Inc., Senior Notes	2.500%	6/30/25	$186,000	$176,407
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	100,000	97,576
Guardian Life Global Funding, Secured Notes	1.100%	6/23/25	180,000	164,812	(a)
MassMutual Global Funding II, Senior Secured Notes	0.850%	6/9/23	1,400,000	1,398,594	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	390,000	408,074	(a)
Metropolitan Life Global Funding I, Secured Notes	0.900%	6/8/23	970,000	969,275	(a)
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	340,000	312,842	(a)
Principal Life Global Funding II, Secured Notes	1.250%	6/23/25	160,000	146,846	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	32,000	35,705	(a)
Total Insurance				3,710,131
Total Financials				126,735,642
Health Care — 3.3%
Biotechnology — 0.7%
AbbVie Inc., Senior Notes	3.750%	11/14/23	110,000	109,155
AbbVie Inc., Senior Notes	2.600%	11/21/24	1,050,000	1,011,377
AbbVie Inc., Senior Notes	3.800%	3/15/25	570,000	557,802
AbbVie Inc., Senior Notes	3.600%	5/14/25	510,000	496,992
AbbVie Inc., Senior Notes	2.950%	11/21/26	180,000	169,847
AbbVie Inc., Senior Notes	3.200%	11/21/29	1,940,000	1,761,696
AbbVie Inc., Senior Notes	4.250%	11/21/49	80,000	67,812
Amgen Inc., Senior Notes	3.625%	5/22/24	120,000	117,785
Gilead Sciences Inc., Senior Notes	2.500%	9/1/23	700,000	694,690
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	90,000	88,742
Total Biotechnology				5,075,898
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, Senior Notes	3.400%	11/30/23	700,000	692,340
Abbott Laboratories, Senior Notes	3.750%	11/30/26	430,000	424,416
Becton Dickinson & Co., Senior Notes	3.363%	6/6/24	848,000	830,392
Becton Dickinson & Co., Senior Notes	3.734%	12/15/24	23,000	22,465
Becton Dickinson & Co., Senior Notes	4.685%	12/15/44	200,000	180,596
Total Health Care Equipment & Supplies				2,150,209
Health Care Providers & Services — 1.7%
Aetna Inc., Senior Notes	2.800%	6/15/23	1,070,000	1,069,142
Cigna Group, Senior Notes	3.750%	7/15/23	114,000	113,703

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	23

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Cigna Group, Senior Notes	4.125%	11/15/25	$740,000	$724,916
Cigna Group, Senior Notes	4.375%	10/15/28	1,830,000	1,784,582
Cigna Group., Senior Notes	3.500%	6/15/24	820,000	802,979
CVS Health Corp., Senior Notes	3.875%	7/20/25	868,000	850,186
CVS Health Corp., Senior Notes	3.625%	4/1/27	800,000	765,393
CVS Health Corp., Senior Notes	4.300%	3/25/28	631,000	615,209
CVS Health Corp., Senior Notes	3.750%	4/1/30	210,000	193,293
CVS Health Corp., Senior Notes	1.875%	2/28/31	100,000	79,901
CVS Health Corp., Senior Notes	2.125%	9/15/31	330,000	265,555
CVS Health Corp., Senior Notes	5.050%	3/25/48	270,000	244,102
Elevance Health Inc., Senior Notes	3.650%	12/1/27	240,000	228,952
Elevance Health Inc., Senior Notes	4.100%	5/15/32	280,000	263,510
Elevance Health Inc., Senior Notes	4.550%	5/15/52	40,000	35,172
Humana Inc., Senior Notes	4.500%	4/1/25	80,000	79,160
Humana Inc., Senior Notes	3.950%	3/15/27	970,000	936,261
Humana Inc., Senior Notes	3.700%	3/23/29	770,000	714,403
Humana Inc., Senior Notes	2.150%	2/3/32	120,000	95,515
UnitedHealth Group Inc., Senior Notes	3.500%	6/15/23	150,000	149,902
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	400,000	392,344
UnitedHealth Group Inc., Senior Notes	1.250%	1/15/26	170,000	156,252
UnitedHealth Group Inc., Senior Notes	3.875%	12/15/28	790,000	766,016
UnitedHealth Group Inc., Senior Notes	4.000%	5/15/29	660,000	638,614
UnitedHealth Group Inc., Senior Notes	2.300%	5/15/31	70,000	59,792
UnitedHealth Group Inc., Senior Notes	4.250%	6/15/48	60,000	52,385
UnitedHealth Group Inc., Senior Notes	4.450%	12/15/48	20,000	18,021
Total Health Care Providers & Services				12,095,260
Pharmaceuticals — 0.6%
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	881,000	860,440
Bristol-Myers Squibb Co., Senior Notes	3.200%	6/15/26	486,000	469,189
Johnson & Johnson, Senior Notes	0.550%	9/1/25	290,000	266,792
Johnson & Johnson, Senior Notes	2.450%	3/1/26	1,390,000	1,325,439
Johnson & Johnson, Senior Notes	0.950%	9/1/27	600,000	527,823
Merck & Co. Inc., Senior Notes	1.450%	6/24/30	290,000	238,384
Pfizer Inc., Senior Notes	2.625%	4/1/30	450,000	400,440
Pfizer Inc., Senior Notes	1.700%	5/28/30	430,000	358,791
Total Pharmaceuticals				4,447,298
Total Health Care				23,768,665

See Notes to Financial Statements.

24	Western Asset Intermediate Bond Fund 2023 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 2.0%
Aerospace & Defense — 1.3%
Boeing Co., Senior Notes	1.433%	2/4/24	$870,000	$844,101
Boeing Co., Senior Notes	4.875%	5/1/25	1,700,000	1,683,499
Boeing Co., Senior Notes	3.100%	5/1/26	70,000	65,973
Boeing Co., Senior Notes	2.800%	3/1/27	90,000	82,546
Boeing Co., Senior Notes	3.200%	3/1/29	330,000	297,389
Boeing Co., Senior Notes	5.150%	5/1/30	1,500,000	1,488,378
Boeing Co., Senior Notes	5.705%	5/1/40	620,000	611,365
Boeing Co., Senior Notes	5.805%	5/1/50	380,000	372,444
Boeing Co., Senior Notes	5.930%	5/1/60	10,000	9,758
General Dynamics Corp., Senior Notes	3.750%	5/15/28	340,000	328,373
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	226,000	221,265
Lockheed Martin Corp., Senior Notes	3.900%	6/15/32	1,020,000	963,955
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	1,350,000	1,302,368
Raytheon Technologies Corp., Senior Notes	3.150%	12/15/24	210,000	202,873
Raytheon Technologies Corp., Senior Notes	3.950%	8/16/25	280,000	274,920
Raytheon Technologies Corp., Senior Notes	4.125%	11/16/28	90,000	87,126
Raytheon Technologies Corp., Senior Notes	2.250%	7/1/30	340,000	288,130
Total Aerospace & Defense				9,124,463
Building Products — 0.0%††
Carrier Global Corp., Senior Notes	2.722%	2/15/30	140,000	120,683
Carrier Global Corp., Senior Notes	2.700%	2/15/31	60,000	50,781
Total Building Products				171,464
Commercial Services & Supplies — 0.2%
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	1,040,000	1,012,391
Republic Services Inc., Senior Notes	3.200%	3/15/25	750,000	726,441
Total Commercial Services & Supplies				1,738,832
Ground Transportation — 0.1%
Union Pacific Corp., Senior Notes	3.750%	7/15/25	600,000	587,759
Union Pacific Corp., Senior Notes	2.891%	4/6/36	340,000	274,197
Total Ground Transportation				861,956
Industrial Conglomerates — 0.1%
3M Co., Senior Notes	2.375%	8/26/29	100,000	85,967
3M Co., Senior Notes	3.050%	4/15/30	90,000	80,095
Honeywell International Inc., Senior Notes	1.350%	6/1/25	330,000	309,384
Total Industrial Conglomerates				475,446

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	25

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Machinery — 0.0%††
Deere & Co., Senior Notes	3.100%	4/15/30	$20,000	$18,356
Otis Worldwide Corp., Senior Notes	2.056%	4/5/25	120,000	113,385
Total Machinery				131,741
Trading Companies & Distributors — 0.2%
Air Lease Corp., Senior Notes	3.375%	7/1/25	310,000	294,192
Air Lease Corp., Senior Notes	5.300%	2/1/28	350,000	346,133
Aviation Capital Group LLC, Senior Notes	4.125%	8/1/25	790,000	744,057	(a)
Total Trading Companies & Distributors				1,384,382
Transportation Infrastructure — 0.1%
SMBC Aviation Capital Finance DAC, Senior Notes	4.125%	7/15/23	710,000	707,895	(a)
Total Industrials				14,596,179
Information Technology — 2.1%
Semiconductors & Semiconductor Equipment — 0.9%
Broadcom Inc., Senior Notes	3.137%	11/15/35	2,010,000	1,533,415	(a)
Intel Corp., Senior Notes	3.700%	7/29/25	140,000	136,977
Intel Corp., Senior Notes	3.750%	3/25/27	170,000	165,096
Intel Corp., Senior Notes	1.600%	8/12/28	240,000	208,361
Intel Corp., Senior Notes	5.125%	2/10/30	250,000	253,044
Intel Corp., Senior Notes	4.750%	3/25/50	100,000	87,972
Micron Technology Inc., Senior Notes	5.875%	2/9/33	480,000	478,136
Micron Technology Inc., Senior Notes	5.875%	9/15/33	90,000	88,616
NVIDIA Corp., Senior Notes	3.500%	4/1/40	650,000	550,884
NXP BV/NXP Funding LLC/NXP USA Inc., Senior Notes	2.700%	5/1/25	300,000	284,984
Texas Instruments Inc., Senior Notes	1.750%	5/4/30	290,000	243,977
TSMC Arizona Corp., Senior Notes	1.750%	10/25/26	1,160,000	1,048,159
TSMC Arizona Corp., Senior Notes	2.500%	10/25/31	1,250,000	1,057,367
Total Semiconductors & Semiconductor Equipment				6,136,988
Software — 0.8%
Adobe Inc., Senior Notes	2.300%	2/1/30	380,000	335,215
Microsoft Corp., Senior Notes	2.400%	8/8/26	3,060,000	2,902,961
Microsoft Corp., Senior Notes	3.300%	2/6/27	1,220,000	1,193,596
Microsoft Corp., Senior Notes	3.450%	8/8/36	10,000	9,153
Microsoft Corp., Senior Notes	2.921%	3/17/52	10,000	7,406
Oracle Corp., Senior Notes	1.650%	3/25/26	360,000	328,892
Oracle Corp., Senior Notes	4.650%	5/6/30	260,000	251,279

See Notes to Financial Statements.

26	Western Asset Intermediate Bond Fund 2023 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Software — continued
Oracle Corp., Senior Notes	2.875%	3/25/31	$300,000	$255,188
Salesforce Inc., Senior Notes	3.700%	4/11/28	250,000	243,845
Total Software				5,527,535
Technology Hardware, Storage & Peripherals — 0.4%
Apple Inc., Senior Notes	1.125%	5/11/25	1,140,000	1,068,787
Apple Inc., Senior Notes	2.450%	8/4/26	1,170,000	1,108,353
Apple Inc., Senior Notes	3.350%	2/9/27	80,000	77,944
Apple Inc., Senior Notes	2.900%	9/12/27	850,000	809,169
Total Technology Hardware, Storage & Peripherals				3,064,253
Total Information Technology				14,728,776
Materials — 1.6%
Chemicals — 0.5%
MEGlobal BV, Senior Notes	4.250%	11/3/26	880,000	852,836	(a)
MEGlobal BV, Senior Notes	2.625%	4/28/28	1,200,000	1,054,488	(a)
OCP SA, Senior Notes	4.500%	10/22/25	550,000	535,045	(a)
Orbia Advance Corp. SAB de CV, Senior Notes	1.875%	5/11/26	740,000	667,665	(a)
Orbia Advance Corp. SAB de CV, Senior Notes	2.875%	5/11/31	710,000	561,798	(a)
Total Chemicals				3,671,832
Metals & Mining — 0.9%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	990,000	963,522	(a)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	690,000	673,736	(a)
Corp. Nacional del Cobre de Chile, Senior Notes	3.625%	8/1/27	1,110,000	1,054,892	(a)
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	150,000	144,076
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	1,080,000	1,063,556	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	780,000	726,751
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	690,000	712,165
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	608,000	632,467
Total Metals & Mining				5,971,165
Paper & Forest Products — 0.2%
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	1,690,000	1,672,677
Total Materials				11,315,674
Real Estate — 0.1%
Retail REITs — 0.1%
WEA Finance LLC, Senior Notes	4.125%	9/20/28	500,000	437,898	(a)
Utilities — 0.7%
Electric Utilities — 0.7%
American Transmission Systems Inc., Senior Notes	2.650%	1/15/32	140,000	116,295	(a)
Comision Federal de Electricidad, Senior Notes	4.750%	2/23/27	690,000	660,058	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	27

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Electric Utilities — continued
FirstEnergy Corp., Senior Notes	1.600%	1/15/26	$190,000	$173,746
FirstEnergy Corp., Senior Notes	4.150%	7/15/27	1,500,000	1,437,180
MidAmerican Energy Co., First Mortgage Bonds	3.650%	4/15/29	810,000	770,586
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	770,000	666,991
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	4.125%	5/15/27	440,000	421,850	(a)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	5.450%	5/21/28	380,000	381,442	(a)
Total Utilities				4,628,148
Total Corporate Bonds & Notes (Cost — $314,514,560)				294,510,842
U.S. Government & Agency Obligations — 26.6%
U.S. Government Obligations — 26.6%
U.S. Treasury Bonds	3.250%	5/15/42	150,000	134,789
U.S. Treasury Bonds	4.000%	11/15/42	2,830,000	2,832,653
U.S. Treasury Bonds	3.875%	2/15/43	1,700,000	1,669,188
U.S. Treasury Bonds	3.875%	5/15/43	2,570,000	2,524,021
U.S. Treasury Bonds	3.625%	8/15/43	550,000	520,781
U.S. Treasury Bonds	3.750%	11/15/43	4,780,000	4,607,005
U.S. Treasury Bonds	2.500%	2/15/45	1,560,000	1,212,413
U.S. Treasury Bonds	2.875%	8/15/45	1,740,000	1,442,909
U.S. Treasury Bonds	3.000%	2/15/49	1,290,000	1,093,527
U.S. Treasury Bonds	1.625%	11/15/50	9,010,000	5,585,496
U.S. Treasury Bonds	1.875%	2/15/51	30,530,000	20,180,807
U.S. Treasury Bonds	2.375%	5/15/51	10,670,000	7,932,895
U.S. Treasury Bonds	2.000%	8/15/51	3,210,000	2,184,367
U.S. Treasury Bonds	1.875%	11/15/51	4,260,000	2,804,694
U.S. Treasury Bonds	2.250%	2/15/52	12,405,000	8,950,498
U.S. Treasury Bonds	2.875%	5/15/52	320,000	265,075
U.S. Treasury Bonds	3.000%	8/15/52	7,430,000	6,317,096
U.S. Treasury Bonds	4.000%	11/15/52	3,390,000	3,485,873
U.S. Treasury Bonds	3.625%	2/15/53	1,960,000	1,883,131
U.S. Treasury Bonds	3.625%	5/15/53	1,120,000	1,077,913
U.S. Treasury Notes	2.250%	11/15/25	460,000	439,093
U.S. Treasury Notes	4.625%	3/15/26	50,000	50,715
U.S. Treasury Notes	2.125%	5/31/26	1,190,000	1,126,270
U.S. Treasury Notes	1.875%	7/31/26	2,960,000	2,774,422
U.S. Treasury Notes	1.625%	9/30/26	220,000	203,998
U.S. Treasury Notes	1.625%	10/31/26	570,000	527,673

See Notes to Financial Statements.

28	Western Asset Intermediate Bond Fund 2023 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	2.750%	4/30/27	$7,540,000	$7,223,232
U.S. Treasury Notes	3.125%	8/31/27	1,220,000	1,184,496
U.S. Treasury Notes	4.125%	10/31/27	190,000	191,996
U.S. Treasury Notes	4.000%	2/29/28	400,000	403,586
U.S. Treasury Notes	1.250%	3/31/28	7,030,000	6,240,773
U.S. Treasury Notes	3.625%	3/31/28	1,210,000	1,200,878
U.S. Treasury Notes	3.625%	5/31/28	3,160,000	3,142,225
U.S. Treasury Notes	2.625%	7/31/29	66,660,000	62,566,659
U.S. Treasury Notes	3.125%	8/31/29	520,000	502,003
U.S. Treasury Notes	4.000%	10/31/29	6,220,000	6,308,441
U.S. Treasury Notes	3.625%	3/31/30	4,070,000	4,049,650
U.S. Treasury Notes	3.500%	4/30/30	3,570,000	3,525,375
U.S. Treasury Notes	3.750%	5/31/30	5,840,000	5,859,163
U.S. Treasury Notes	2.750%	8/15/32	1,430,000	1,330,012
U.S. Treasury Notes	4.125%	11/15/32	919,000	953,247
U.S. Treasury Notes	3.500%	2/15/33	540,000	533,672
U.S. Treasury Notes	3.375%	5/15/33	1,310,000	1,282,060
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/49	5,220,000	1,916,905
Total U.S. Government & Agency Obligations (Cost — $218,048,635)				190,241,675
Mortgage-Backed Securities — 11.3%
FHLMC — 3.1%
Federal Home Loan Mortgage Corp. (FHLMC)	1.500%	11/1/40	1,220,143	1,002,342	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	10/1/41-5/1/42	2,835,882	2,428,317	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	3/1/42-12/1/51	814,456	703,274	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	7/1/49-7/1/50	297,219	285,536	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	11/1/49-4/1/52	641,252	573,052
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	7/1/50-4/1/52	7,904,410	6,839,849
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	9/1/50-11/1/52	2,957,911	2,889,745
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	11/1/50-11/1/51	670,669	555,974
Federal Home Loan Mortgage Corp. (FHLMC)	1.500%	2/1/51	173,024	135,300
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	10/1/51-2/1/53	1,649,651	1,571,837

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	29

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	5/1/52-8/1/52	$2,945,428	$2,723,485
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	7/1/52-1/1/53	952,823	942,130
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	1/1/53-5/1/53	693,967	714,088
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	4/1/53-5/1/53	598,212	600,338
Total FHLMC				21,965,267
FNMA — 5.7%
Federal National Mortgage Association (FNMA)	6.000%	7/1/41	96,292	100,292
Federal National Mortgage Association (FNMA)	2.000%	10/1/41-4/1/52	4,646,133	3,861,820
Federal National Mortgage Association (FNMA)	2.000%	11/1/41-4/1/51	2,382,389	1,980,197	(f)
Federal National Mortgage Association (FNMA)	2.500%	3/1/42-5/1/42	828,043	725,266	(f)
Federal National Mortgage Association (FNMA)	4.191%	5/1/43	371,143	368,666	(b)
Federal National Mortgage Association (FNMA)	3.000%	6/1/43-6/1/52	7,252,438	6,486,041
Federal National Mortgage Association (FNMA)	4.000%	4/1/44-4/1/52	1,068,976	1,026,652	(f)
Federal National Mortgage Association (FNMA)	3.500%	12/1/47-3/1/57	4,438,577	4,107,007
Federal National Mortgage Association (FNMA)	4.000%	10/1/48-6/1/57	2,586,254	2,460,306
Federal National Mortgage Association (FNMA)	4.500%	5/1/50-8/1/58	1,673,490	1,626,425
Federal National Mortgage Association (FNMA)	2.500%	9/1/50-9/1/61	5,923,674	5,016,075
Federal National Mortgage Association (FNMA)	1.500%	1/1/51	169,063	131,925	(f)
Federal National Mortgage Association (FNMA)	1.500%	3/1/51	240,617	187,745
Federal National Mortgage Association (FNMA)	2.000%	6/1/52	5,500,000	4,523,174	(g)
Federal National Mortgage Association (FNMA)	2.500%	6/1/52	3,600,000	3,078,352	(g)
Federal National Mortgage Association (FNMA)	3.000%	6/1/52	2,100,000	1,864,365	(g)
Federal National Mortgage Association (FNMA)	3.500%	6/1/52	600,000	551,320	(g)
Federal National Mortgage Association (FNMA)	4.000%	6/1/52	100,000	94,484	(g)
Federal National Mortgage Association (FNMA)	5.000%	6/1/52	600,000	591,082	(g)
Federal National Mortgage Association (FNMA)	5.000%	6/1/52-2/1/53	863,900	855,099

See Notes to Financial Statements.

30	Western Asset Intermediate Bond Fund 2023 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	5.500%	8/1/52- 4/1/53	$583,361	$585,326
Federal National Mortgage Association (FNMA)	6.500%	1/1/53- 2/1/53	382,683	393,812
Federal National Mortgage Association (FNMA)	5.500%	5/1/53	299,920	300,482	(f)
Total FNMA				40,915,913
GNMA — 2.5%
Government National Mortgage Association (GNMA)	3.000%	9/15/42-11/15/42	236,987	217,666
Government National Mortgage Association (GNMA)	4.000%	3/15/50	32,121	30,882
Government National Mortgage Association (GNMA)	3.500%	5/15/50	164,731	156,098
Government National Mortgage Association (GNMA) II	4.000%	8/20/46- 4/20/53	1,575,117	1,515,625
Government National Mortgage Association (GNMA) II	5.000%	5/20/48- 2/20/53	1,326,944	1,322,016
Government National Mortgage Association (GNMA) II	4.500%	6/20/48- 9/20/52	1,366,619	1,341,872
Government National Mortgage Association (GNMA) II	3.500%	10/20/49- 12/20/52	2,008,863	1,867,525
Government National Mortgage Association (GNMA) II	3.000%	1/20/50- 4/20/52	2,871,291	2,588,268
Government National Mortgage Association (GNMA) II	2.500%	12/20/50- 9/20/52	4,997,650	4,381,683
Government National Mortgage Association (GNMA) II	2.000%	1/20/51- 11/20/51	1,300,070	1,106,375
Government National Mortgage Association (GNMA) II	2.000%	6/1/52	900,000	763,172	(g)
Government National Mortgage Association (GNMA) II	2.500%	6/1/52	100,000	87,510	(g)
Government National Mortgage Association (GNMA) II	3.000%	6/1/52	800,000	720,172	(g)
Government National Mortgage Association (GNMA) II	3.500%	6/1/52	800,000	742,219	(g)
Government National Mortgage Association (GNMA) II	5.000%	6/1/52	200,000	197,527	(g)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	31

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	5.500%	11/20/52	$591,426	$591,749
Government National Mortgage Association (GNMA) II	6.000%	3/20/53	198,981	201,096
Total GNMA				17,831,455
Total Mortgage-Backed Securities (Cost — $82,712,284)				80,712,635
Collateralized Mortgage Obligations (h) — 10.3%
280 Park Avenue Mortgage Trust, 2017-280P A (1 mo. USD LIBOR + 0.880%)	5.979%	9/15/34	730,000	704,977	(a)(b)
Adjustable Rate Mortgage Trust, 2004-5 4A1	3.974%	4/25/35	37,271	37,089	(b)
AREIT LLC, 2022-CRE7 A (1 mo. Term SOFR + 2.242%)	7.308%	6/17/39	1,810,000	1,807,490	(a)(b)
AREIT Trust, 2022-CRE6 A (30 Day Average SOFR + 1.250%)	6.164%	1/20/37	962,064	934,990	(a)(b)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	725,365	718,897	(a)(b)
Benchmark Mortgage Trust, 2018-B7 A4	4.510%	5/15/53	785,000	750,104	(b)
Benchmark Mortgage Trust, 2019-B10 A4	3.717%	3/15/62	1,260,000	1,158,317
BPR Trust, 2021-TY B (1 mo. USD LIBOR + 1.150%)	6.257%	9/15/38	2,140,000	1,987,425	(a)(b)
BRAVO Residential Funding Trust, 2021-NQM2 A1	0.970%	3/25/60	146,760	136,978	(a)(b)
BRAVO Residential Funding Trust, 2022-NQM3 A1	5.108%	7/25/62	366,661	357,723	(a)(b)
BX Commercial Mortgage Trust, 2022-LP2 A (1 mo. Term SOFR + 1.013%)	6.072%	2/15/39	872,687	849,005	(a)(b)
CIM Trust, 2021-R6 A1	1.425%	7/25/61	339,243	294,406	(a)(b)
Citigroup Commercial Mortgage Trust, 2014- GC25 AS	4.017%	10/10/47	640,000	610,927
Commercial Mortgage Trust, 2013-300P B	4.394%	8/10/30	560,000	489,510	(a)(b)
Commercial Mortgage Trust, 2013-CR12 AM	4.300%	10/10/46	80,000	70,165
Commercial Mortgage Trust, 2013-CR12 B	4.762%	10/10/46	70,000	52,743	(b)
Commercial Mortgage Trust, 2013-CR12 C	5.040%	10/10/46	40,000	19,820	(b)
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.053%	3/10/47	2,383,219	7,796	(b)
CSMC Trust, 2014-USA B	4.185%	9/15/37	2,820,000	2,340,646	(a)
CSMC Trust, 2017-RPL3 A1	4.000%	8/1/57	553,186	511,226	(a)(b)
CSMC Trust, 2018-J1 A2	3.500%	2/25/48	1,364,061	1,227,309	(a)(b)
CSMC Trust, 2019-AFC1 A1, Step bond (2.573% to 8/1/23 then 3.573%)	2.573%	7/25/49	417,047	386,802	(a)
CSMC Trust, 2019-AFC1 A3, Step bond (2.877% to 8/1/23 then 3.877%)	2.877%	7/25/49	916,991	848,497	(a)

See Notes to Financial Statements.

32	Western Asset Intermediate Bond Fund 2023 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (h) — continued
CSMC Trust, 2019-ICE4 A (1 mo. USD LIBOR + 0.980%)	6.087%	5/15/36	$189,528	$188,424	(a)(b)
CSMC Trust, 2020-AFC1 A1	2.240%	2/25/50	597,117	555,913	(a)(b)
CSMC Trust, 2020-RPL4 A1	2.000%	1/25/60	1,362,016	1,194,917	(a)(b)
CSMC Trust, 2021-AFC1 A3	1.169%	3/25/56	314,380	225,076	(a)(b)
CSMC Trust, 2021-NQM2 A3	1.538%	2/25/66	233,299	193,913	(a)(b)
CSMC Trust, 2021-NQM5 A1	0.938%	5/25/66	533,339	421,885	(a)(b)
CSMC Trust, 2021-NQM7 A1	1.756%	10/25/66	359,107	301,865	(a)(b)
CSMC Trust, 2021-RPL6 A1	2.000%	10/25/60	563,375	501,531	(a)(b)
CSMC Trust, 2022-7R 1A1 (30 Day Average SOFR + 2.500%)	7.121%	10/25/66	1,103,032	1,084,405	(a)(b)
CSMC Trust, 2022-NQM1 A1	2.265%	11/25/66	1,475,237	1,275,353	(a)(b)
DBJPM Mortgage Trust, 2016-C1 B	4.195%	5/10/49	1,060,000	925,082	(b)
Deephaven Residential Mortgage Trust, 2022-1 A1	2.205%	1/25/67	874,695	781,164	(a)(b)
Ellington Financial Mortgage Trust, 2021-2 A1	0.931%	6/25/66	998,393	807,814	(a)(b)
Ellington Financial Mortgage Trust, 2022-1 A1	2.206%	1/25/67	445,373	376,890	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K091 X1, IO	0.561%	3/25/29	2,450,956	67,887	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K093 X1, IO	0.952%	5/25/29	1,980,749	89,367	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, S8FX A2	3.291%	3/25/27	590,000	562,393
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4066 PI, IO	3.500%	9/15/31	746,399	31,316
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4203 PS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.250%)	1.143%	9/15/42	228,980	18,958	(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 IK, IO	2.500%	9/25/50	201,228	29,755
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 JI, IO	2.500%	9/25/50	322,879	51,188
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5013 IN, IO	2.500%	9/25/50	164,110	24,728
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5018 MI, IO	2.000%	10/25/50	84,834	11,364
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5200 KQ, PAC	3.000%	9/25/49	253,796	232,895

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	33

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (h) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5224 HL, PAC	4.000%	4/25/52	$100,000	$93,056
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 M2 (30 Day Average SOFR + 1.500%)	6.473%	10/25/41	1,230,000	1,196,018	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA1 M1A (30 Day Average SOFR + 1.000%)	5.973%	1/25/42	1,110,397	1,091,536	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA2 M1A (30 Day Average SOFR + 1.300%)	6.273%	2/25/42	1,354,060	1,346,556	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA2 M1B (30 Day Average SOFR + 2.400%)	7.373%	2/25/42	2,000,000	1,976,529	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA4 M1A (30 Day Average SOFR + 2.200%)	7.173%	5/25/42	1,179,675	1,190,221	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 334 S7, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	0.993%	8/15/44	82,524	8,851	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 2M2 (1 mo. USD LIBOR + 5.000%)	10.138%	11/25/24	27,706	27,930	(b)
Federal National Mortgage Association (FNMA) — CAS, 2021-R03 1 M2 (30 Day Average SOFR + 1.650%)	6.623%	12/25/41	2,140,000	2,075,969	(a)(b)
Federal National Mortgage Association (FNMA) ACES, 2019-M4 A2	3.610%	2/25/31	254,176	240,685
Federal National Mortgage Association (FNMA) ACES, 2019-M19 A2	2.560%	9/25/29	414,228	375,758
Federal National Mortgage Association (FNMA) ACES, 2019-M28 AV	2.232%	2/25/27	172,793	161,667
Federal National Mortgage Association (FNMA) ACES, 2023-M4 A2	3.894%	8/25/32	200,000	191,099	(b)
Federal National Mortgage Association (FNMA) REMIC, 2013-026 HI, IO	3.000%	4/25/32	1,935	80

See Notes to Financial Statements.

34	Western Asset Intermediate Bond Fund 2023 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (h) — continued
Federal National Mortgage Association (FNMA) REMIC, 2013-54 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	1.012%	6/25/43	$18,134	$2,147	(b)
Federal National Mortgage Association (FNMA) REMIC, 2013-73 IA, IO	3.000%	9/25/32	452,187	25,711
Federal National Mortgage Association (FNMA) REMIC, 2013-124 SB, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	0.812%	12/25/43	21,837	2,327	(b)
Federal National Mortgage Association (FNMA) REMIC, 2015-39 LZ	3.000%	6/25/45	45,827	41,059
Federal National Mortgage Association (FNMA) REMIC, 2015-65 CZ	3.500%	9/25/45	262,217	227,115
Federal National Mortgage Association (FNMA) REMIC, 2017-85 SC, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	1.062%	11/25/47	29,548	2,769	(b)
Federal National Mortgage Association (FNMA) REMIC, 2018-74 AB	3.500%	10/25/48	312,997	293,406
Federal National Mortgage Association (FNMA) REMIC, 2020-56 AQ	2.000%	8/25/50	700,000	550,413
Federal National Mortgage Association (FNMA) REMIC, 2020-56 DI, IO	2.500%	8/25/50	156,972	23,904
Federal National Mortgage Association (FNMA) REMIC, 2020-89 DI, IO	2.500%	12/25/50	76,253	11,376
Federal National Mortgage Association (FNMA) REMIC, 2022-57 BC	4.000%	9/25/52	187,735	180,250
Federal National Mortgage Association (FNMA) STRIPS, 409 C18, IO	4.000%	4/25/42	16,040	2,985
Government National Mortgage Association (GNMA), 2010-H26 LF (1 mo. USD LIBOR + 0.350%)	5.208%	8/20/58	245,729	243,926	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF (1 mo. USD LIBOR + 0.450%)	5.308%	11/20/60	737,266	733,224	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	5.358%	2/20/61	75,141	74,644	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF (1 mo. USD LIBOR + 0.500%)	5.358%	3/20/61	80,046	79,577	(b)
Government National Mortgage Association (GNMA), 2012-027 IO, IO	0.268%	4/16/53	1,096,831	3,420	(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	35

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (h) — continued
Government National Mortgage Association (GNMA), 2012-H30 GA (1 mo. USD LIBOR + 0.350%)	5.208%	12/20/62	$257,970	$255,877	(b)
Government National Mortgage Association (GNMA), 2013-95 IO, IO	0.420%	4/16/47	3,638,329	30,092	(b)
Government National Mortgage Association (GNMA), 2014-105 IO, IO	0.123%	6/16/54	243,866	2,012	(b)
Government National Mortgage Association (GNMA), 2014-130 IB, IO	0.224%	8/16/54	1,075,544	8,253	(b)
Government National Mortgage Association (GNMA), 2014-157 IO, IO	0.191%	5/16/55	865,859	6,182	(b)
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.373%	8/16/54	842,367	8,358	(b)
Government National Mortgage Association (GNMA), 2018-168 PA, PAC	4.000%	8/20/48	224,825	216,767
Government National Mortgage Association (GNMA), 2019-18 TP, PAC	3.500%	2/20/49	192,009	178,977
Government National Mortgage Association (GNMA), 2020-103 AD	1.450%	1/16/63	588,325	459,574
Government National Mortgage Association (GNMA), 2020-H09 NF (1 mo. USD LIBOR + 1.250%)	6.108%	4/20/70	112,498	113,303	(b)
Government National Mortgage Association (GNMA), 2021-8 AQ	5.000%	1/20/51	152,727	158,055
Government National Mortgage Association (GNMA), 2021-29 AG	5.000%	2/20/51	229,649	232,448
GS Mortgage Securities Corp. Trust, 2016-GS3 C	3.989%	10/10/49	570,000	468,307	(b)
GS Mortgage Securities Corp. Trust, 2018-SRP5 A (1 mo. USD LIBOR + 1.800%)	6.907%	9/15/31	2,725,196	2,224,106	(a)(b)
GS Mortgage Securities Corp. Trust, 2018-SRP5 B (1 mo. USD LIBOR + 3.000%)	8.107%	9/15/31	2,122,595	1,087,994	(a)(b)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	240,000	235,785	(b)
Impac CMB Trust, 2007-A A (1 mo. USD LIBOR + 0.500%)	5.638%	5/25/37	536,214	500,584	(a)(b)
JPMorgan Mortgage Trust, 2019-LTV3 B2	4.381%	3/25/50	488,766	446,938	(a)(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.883%	1/15/47	90,000	81,637	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C22 C	4.547%	9/15/47	300,000	243,537	(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C30 B	4.227%	7/15/48	654,000	600,148	(b)

See Notes to Financial Statements.

36	Western Asset Intermediate Bond Fund 2023 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (h) — continued
JPMDB Commercial Mortgage Securities Trust, 2017-C5 B	4.009%	3/15/50	$1,030,000	$851,854	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	8.857%	5/15/28	586,094	524,848	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2022-ACB A (30 Day Average SOFR + 1.400%)	6.272%	3/15/39	620,000	607,055	(a)(b)
Legacy Mortgage Asset Trust, 2021-GS2 A1, Step bond (1.750% to 4/25/24, 4.750% to 4/25/25 then 5.750%)	1.750%	4/25/61	393,859	370,647	(a)
Madison Avenue Mortgage Trust, 2017-330M A	3.188%	8/15/34	630,000	578,390	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	4.059%	2/25/34	92,153	84,862	(b)
Mill City Mortgage Loan Trust, 2019-1 A1	3.250%	10/25/69	689,235	657,437	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 A5	3.635%	10/15/48	1,245,000	1,185,815
Morgan Stanley Capital I Trust, 2019-BPR A (1 mo. USD LIBOR + 1.650%)	7.007%	5/15/36	1,517,344	1,468,999	(a)(b)
MSCG Trust, 2015-ALDR A2	3.462%	6/7/35	1,440,000	1,322,469	(a)(b)
Natixis Commercial Mortgage Securities Trust, 2019-FAME A	3.047%	8/15/36	1,300,000	1,145,399	(a)
Natixis Commercial Mortgage Securities Trust, 2019-FAME B	3.655%	8/15/36	2,550,000	1,946,496	(a)
New Residential Mortgage Loan Trust, 2015-1A A2	3.750%	5/28/52	310,871	287,761	(a)(b)
New Residential Mortgage Loan Trust, 2017-1A A1	4.000%	2/25/57	372,755	353,274	(a)(b)
New Residential Mortgage Loan Trust, 2017-3A A1	4.000%	4/25/57	570,075	545,886	(a)(b)
New Residential Mortgage Loan Trust, 2017-4A A1	4.000%	5/25/57	567,037	527,639	(a)(b)
New Residential Mortgage Loan Trust, 2021- NQM3 A3	1.516%	11/27/56	311,044	255,196	(a)(b)
New Residential Mortgage Loan Trust, 2022- NQM2 A1	3.079%	3/27/62	1,767,923	1,601,200	(a)(b)
OBX Trust, 2021-NQM2 A1	1.101%	5/25/61	321,586	258,000	(a)(b)
OBX Trust, 2021-NQM3 A1	1.054%	7/25/61	518,384	398,361	(a)(b)
Onslow Bay Mortgage Loan Trust, 2021-NQM4 A1	1.957%	10/25/61	421,507	348,833	(a)(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	37

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (h) — continued
OPG Trust, 2021-PORT A (1 mo. USD LIBOR + 0.484%)	5.591%	10/15/36	$1,418,245	$1,366,554	(a)(b)
PRKCM Trust, 2021-AFC1 A1	1.510%	8/25/56	1,071,754	853,662	(a)(b)
PRKCM Trust, 2021-AFC2 A1	2.071%	11/25/56	443,807	371,532	(a)(b)
Residential Mortgage Loan Trust, 2020-2 A1	1.654%	5/25/60	414,082	405,235	(a)(b)
SACO I Trust, 2007-VA1 A	4.221%	6/1/99	7,305	6,110	(a)(b)
SG Residential Mortgage Trust, 2022-1 A1	3.166%	3/27/62	1,832,925	1,661,840	(a)(b)
Towd Point Mortgage Trust, 2017-4 B2	3.543%	6/25/57	1,010,000	797,519	(a)(b)
Towd Point Mortgage Trust, 2022-4 A1	3.750%	9/25/62	1,509,951	1,410,954	(a)
UBS Commercial Mortgage Trust, 2018-C11 B	4.713%	6/15/51	1,040,000	890,639	(b)
VASA Trust, 2021-VASA A (1 mo. USD LIBOR + 0.900%)	6.007%	7/15/39	880,000	822,044	(a)(b)
Virginia Housing Development Authority, 2006-C CTFS	6.000%	6/25/34	279,057	277,297
WaMu Mortgage Pass-Through Certificates Trust, 2004-AR9 A7	3.939%	8/25/34	761,525	723,679	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2004-AR13 A2A (1 mo. USD LIBOR + 0.740%)	5.878%	11/25/34	255,204	233,631	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR8 2AB3 (1 mo. USD LIBOR + 0.720%)	5.858%	7/25/45	1,409,817	1,322,742	(b)
Waterfall Commercial Mortgage Trust, 2015- SBC5 A	4.104%	12/31/23	74,475	71,200	(a)(b)
WF-RBS Commercial Mortgage Trust, 2013-C14 B	3.841%	6/15/46	1,060,000	886,799	(b)
WF-RBS Commercial Mortgage Trust, 2014-C23 XA, IO	0.549%	10/15/57	4,498,642	22,302	(b)
Total Collateralized Mortgage Obligations (Cost — $82,596,158)				73,734,227
Asset-Backed Securities — 8.3%
522 Funding CLO Ltd., 2020-6A A1R (3 mo. USD LIBOR + 1.150%)	6.423%	10/23/34	770,000	749,577	(a)(b)
AB BSL CLO Ltd., 2023-4A A (3 mo. Term SOFR + 2.000%)	6.957%	4/20/36	360,000	360,199	(a)(b)
ABPCI Direct Lending Fund CLO LP, 2020-10A A1A (3 mo. USD LIBOR + 1.950%)	7.200%	1/20/32	1,320,000	1,306,248	(a)(b)
AccessLex Institute, 2005-A A3 (3 mo. USD LIBOR + 0.400%)	5.655%	7/25/34	293,371	287,079	(b)
AmeriCredit Automobile Receivables Trust, 2022-2 A3	4.380%	4/18/28	420,000	413,079

See Notes to Financial Statements.

38	Western Asset Intermediate Bond Fund 2023 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Apidos CLO, 2013-12A AR (3 mo. USD LIBOR + 1.080%)	6.340%	4/15/31	$750,000	$742,147	(a)(b)
Aqua Finance Trust, 2021-A B	2.400%	7/17/46	1,050,000	867,572	(a)
Arbor Realty Commercial Real Estate Notes Ltd., 2022-FL1 A (30 Day Average SOFR + 1.450%)	6.322%	1/15/37	924,000	907,412	(a)(b)
Ares CLO Ltd., 2022-63A A1A (3 mo. Term SOFR + 1.380%)	6.428%	4/20/35	1,340,000	1,317,541	(a)(b)
Avis Budget Rental Car Funding AESOP LLC, 2020-2A A	2.020%	2/20/27	2,770,000	2,538,676	(a)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A A	1.380%	8/20/27	2,650,000	2,342,834	(a)
Balboa Bay Loan Funding Ltd., 2021-2A A1 (3 mo. USD LIBOR + 1.170%)	6.420%	1/20/35	630,000	613,957	(a)(b)
BCRED MML CLO LLC, 2021-1A A (3 mo. USD LIBOR + 1.480%)	6.740%	1/15/35	740,000	719,926	(a)(b)
BDS Ltd., 2021-FL10 D (1 mo. USD LIBOR + 2.850%)	7.961%	12/16/36	2,140,000	2,026,666	(a)(b)
Bear Stearns Asset Backed Securities Trust, 2004-SD2 A3	4.640%	3/25/44	194,650	191,708	(b)
Benefit Street Partners CLO Ltd., 2014-IVA ARRR (3 mo. USD LIBOR + 1.180%)	6.430%	1/20/32	750,000	740,117	(a)(b)(i)
Blackbird Capital Aircraft, 2021-1A A	2.443%	7/15/46	429,502	377,469	(a)
Canyon CLO Ltd., 2020-1A AR (3 mo. USD LIBOR + 1.180%)	6.440%	7/15/34	1,360,000	1,329,817	(a)(b)
Catskill Park CLO Ltd., 2017-1A A2 (3 mo. USD LIBOR + 1.700%)	6.950%	4/20/29	1,250,000	1,234,182	(a)(b)
Cayuga Park CLO Ltd., 2020-1A AR (3 mo. USD LIBOR + 1.120%)	6.380%	7/17/34	1,020,000	996,977	(a)(b)
Cerberus Loan Funding LP, 2020-1A A (3 mo. USD LIBOR + 1.850%)	7.110%	10/15/31	295,113	294,606	(a)(b)
College Ave Student Loans LLC, 2021-C C	3.060%	7/26/55	1,100,000	916,524	(a)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B (1 mo. USD LIBOR + 0.150%)	5.257%	11/15/36	335,526	314,603	(b)
Countrywide Home Equity Loan Trust, 2006-I 2A (1 mo. USD LIBOR + 0.140%)	5.247%	1/15/37	351,108	315,536	(b)
Dryden CLO Ltd., 2021-87A A1 (3 mo. USD LIBOR + 1.100%)	6.479%	5/20/34	2,020,000	1,978,590	(a)(b)
Eaton Vance CLO Ltd., 2020-2A AR (3 mo. USD LIBOR + 1.150%)	6.410%	1/15/35	930,000	909,988	(a)(b)
First Franklin Mortgage Loan Trust, 2003-FF1 A1 (1 mo. USD LIBOR + 1.125%)	6.159%	3/25/33	251,450	245,817	(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	39

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	$2,220,000	$2,132,330
Golub Capital Partners CLO Ltd., 2015-25A AR (3 mo. USD LIBOR + 1.380%)	6.706%	5/5/30	350,909	348,202	(a)(b)
Golub Capital Partners CLO Ltd., 2021-57A A1 (3 mo. USD LIBOR + 1.490%)	6.745%	10/25/34	1,730,000	1,692,345	(a)(b)
Golub Capital Partners CLO Ltd., 2023-66A A (3 mo. Term SOFR + 1.950%)	6.926%	4/25/36	370,000	369,366	(a)(b)
GoodLeap Sustainable Home Solutions Trust, 2022-1GS B	2.940%	1/20/49	849,738	649,522	(a)
Great Lakes Kcap F3c Senior LLC, 2017-1A A (3 mo. USD LIBOR + 1.900%)	6.863%	12/20/29	1,218,335	1,216,709	(a)(b)
Grippen Park CLO Ltd., 2017-1A A (3 mo. USD LIBOR + 1.260%)	6.510%	1/20/30	365,816	362,974	(a)(b)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	12,217	12,150	(a)
Halsey Point CLO Ltd., 2019-1A A1A1 (3 mo. USD LIBOR + 1.350%)	6.600%	1/20/33	250,000	246,184	(a)(b)
Halsey Point CLO Ltd., 2020-3A A1A (3 mo. USD LIBOR + 1.450%)	6.749%	11/30/32	560,000	553,500	(a)(b)
Hardee’s Funding LLC, 2021-1A A2	2.865%	6/20/51	520,725	416,992	(a)
Hertz Vehicle Financing LP, 2021-2A C	2.520%	12/27/27	1,090,000	948,553	(a)
Hildene Community Funding CDO Ltd., 2015-1A ARR	2.600%	11/1/35	527,774	428,397	(a)
KeyCorp Student Loan Trust, 2006-A 2B (3 mo. USD LIBOR + 0.480%)	5.614%	12/27/41	188,910	188,019	(b)
KKR CLO Ltd., 32A A1 (3 mo. USD LIBOR + 1.320%)	6.580%	1/15/32	490,000	485,273	(a)(b)
KREF Ltd., 2022-FL3 A (1 mo. Term SOFR + 1.450%)	6.523%	2/17/39	2,020,000	1,974,613	(a)(b)
MF1 Ltd., 2021-FL7 A (1 mo. USD LIBOR + 1.080%)	6.191%	10/16/36	2,100,000	2,050,549	(a)(b)
Midocean Credit CLO, 2017-7A BR (3 mo. USD LIBOR + 1.600%)	6.860%	7/15/29	750,000	725,171	(a)(b)
Mosaic Solar Loan Trust, 2018-2GS A	4.200%	2/22/44	1,200,448	1,109,232	(a)
Myers Park CLO Ltd., 2018-1A B1 (3 mo. USD LIBOR + 1.600%)	6.850%	10/20/30	550,000	536,593	(a)(b)
Navient Student Loan Trust, 2016-3A A3 (1 mo. USD LIBOR + 1.350%)	6.488%	6/25/65	1,319,517	1,309,083	(a)(b)
Navient Student Loan Trust, 2020-1A A1B (1 mo. USD LIBOR + 1.050%)	6.188%	6/25/69	206,009	203,262	(a)(b)

See Notes to Financial Statements.

40	Western Asset Intermediate Bond Fund 2023 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Nelnet Student Loan Trust, 2012-2A A (1 mo. USD LIBOR + 0.800%)	5.938%	12/26/33	$466,090	$459,958	(a)(b)
Octagon Investment Partners Ltd., 2014-1A AAR3 (3 mo. USD LIBOR + 1.000%)	6.321%	2/14/31	720,000	710,280	(a)(b)
Palmer Square CLO Ltd., 2019-1A A1R (3 mo. USD LIBOR + 1.150%)	6.471%	11/14/34	750,000	731,400	(a)(b)
Point Au Roche Park CLO Ltd., 2021-1A A (3 mo. USD LIBOR + 1.080%)	6.330%	7/20/34	1,650,000	1,608,948	(a)(b)
Recette CLO Ltd., 2015-1A ARR (3 mo. USD LIBOR + 1.080%)	6.330%	4/20/34	510,000	498,206	(a)(b)
Reese Park CLO Ltd., 2020-1A AR (3 mo. USD LIBOR + 1.130%)	6.390%	10/15/34	1,840,000	1,797,968	(a)(b)
Silver Rock CLO Ltd., 2020-1A A (3 mo. USD LIBOR + 1.650%)	6.900%	10/20/31	1,410,000	1,405,679	(a)(b)
SLM Private Education Loan Trust, 2010-C A5 (1 mo. USD LIBOR + 4.750%)	9.857%	10/15/41	355,528	371,465	(a)(b)
SMB Private Education Loan Trust, 2021-A A2B	1.590%	1/15/53	1,638,691	1,437,025	(a)
SoFi Professional Loan Program Trust, 2021-A AFX	1.030%	8/17/43	416,221	353,816	(a)
Structured Asset Investment Loan Trust, 2004-7 A8 (1 mo. USD LIBOR + 1.200%)	6.338%	8/25/34	432,380	420,181	(b)
STWD Ltd., 2022-FL3 A (30 Day Average SOFR + 1.350%)	6.222%	11/15/38	690,000	676,701	(a)(b)
Toyota Auto Loan Extended Note Trust, 2021-1A A	1.070%	2/27/34	540,000	486,774	(a)
TRTX Issuer Ltd., 2022-FL5 A (30 Day Average SOFR + 1.650%)	6.556%	2/15/39	2,000,000	1,948,801	(a)(b)
Voya CLO Ltd., 2018-3A A1A (3 mo. USD LIBOR + 1.150%)	6.410%	10/15/31	1,090,000	1,076,375	(a)(b)
Whitebox CLO Ltd., 2020-2A A1R (3 mo. USD LIBOR + 1.220%)	6.493%	10/24/34	1,110,000	1,086,412	(a)(b)
Whitebox CLO Ltd., 2021-3A A1 (3 mo. USD LIBOR + 1.220%)	6.480%	10/15/34	1,050,000	1,026,057	(a)(b)
ZAIS CLO Ltd., 2019-13A A1A (3 mo. USD LIBOR + 1.490%)	6.750%	7/15/32	602,500	591,859	(a)(b)
Total Asset-Backed Securities (Cost — $62,532,810)				59,685,771
Sovereign Bonds — 2.2%
Chile — 0.1%
Chile Government International Bond, Senior Notes	3.100%	5/7/41	630,000	473,051

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	41

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Colombia — 0.3%
Colombia Government International Bond, Senior Notes	3.125%	4/15/31	$1,110,000	$827,339
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	920,000	667,531
Colombia Government International Bond, Senior Notes	5.200%	5/15/49	1,520,000	1,030,529
Total Colombia				2,525,399
India — 0.1%
Export-Import Bank of India, Senior Notes	3.375%	8/5/26	660,000	622,013	(a)
Indonesia — 0.1%
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	540,000	529,200	(j)
Kazakhstan — 0.2%
Kazakhstan Government International Bond, Senior Notes	4.875%	10/14/44	1,270,000	1,138,871	(a)
Mexico — 0.6%
Mexico Government International Bond, Senior Notes	2.659%	5/24/31	1,325,000	1,103,500
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	2,040,000	1,727,992
Mexico Government International Bond, Senior Notes	4.400%	2/12/52	1,780,000	1,383,421
Total Mexico				4,214,913
Panama — 0.2%
Panama Government International Bond, Senior Notes	6.700%	1/26/36	400,000	428,643
Panama Government International Bond, Senior Notes	4.300%	4/29/53	1,370,000	1,006,585
Total Panama				1,435,228
Peru — 0.0%††
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	310,000	311,249
Supranational — 0.2%
Asian Development Bank, Senior Notes	1.500%	1/20/27	1,280,000	1,169,968
Uruguay — 0.4%
Uruguay Government International Bond, Senior Notes	4.375%	1/23/31	410,000	409,712

See Notes to Financial Statements.

42	Western Asset Intermediate Bond Fund 2023 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Uruguay — continued
Uruguay Government International Bond, Senior Notes	5.750%	10/28/34	$1,270,000	$1,390,489
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	1,240,000	1,222,502
Total Uruguay				3,022,703
Total Sovereign Bonds (Cost — $18,323,197)				15,442,595
U.S. Treasury Inflation Protected Securities — 1.1%
U.S. Treasury Notes, Inflation Indexed (Cost — $8,283,132)	1.125%	1/15/33	8,339,377	8,093,361

	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.2%
Exchange-Traded Purchased Options — 0.2%
3-Month SOFR Futures, Call @ $96.000	9/15/23	44	110,000	9,900
SOFR 1-Year Mid-Curve Futures, Put @ $97.000	10/13/23	144	360,000	216,000
SOFR 1-Year Mid-Curve Futures, Put @ $95.875	12/15/23	121	302,500	59,744
SOFR 1-Year Mid-Curve Futures, Put @ $96.000	12/15/23	284	710,000	165,074
U.S. Treasury 2-Year Notes Futures, Call @ $103.375	6/23/23	42	84,000	15,094
U.S. Treasury 2-Year Notes Futures, Put @ $103.125	6/23/23	111	222,000	105,797
U.S. Treasury 5-Year Notes Futures, Call @ $108.500	6/2/23	83	83,000	57,711
U.S. Treasury 5-Year Notes Futures, Call @ $109.000	6/23/23	125	125,000	96,680
U.S. Treasury 5-Year Notes Futures, Call @ $109.250	6/23/23	125	125,000	82,031
U.S. Treasury 5-Year Notes Futures, Call @ $111.000	6/23/23	62	62,000	11,141
U.S. Treasury 5-Year Notes Futures, Call @ $111.500	6/23/23	62	62,000	7,750
U.S. Treasury 6 to 7-Year Notes Futures, Call @ $113.500	6/2/23	42	42,000	44,625
U.S. Treasury 10-Year Notes Futures, Call @ $114.000	6/23/23	31	31,000	37,781
U.S. Treasury 10-Year Notes Futures, Call @ $114.500	6/23/23	136	136,000	129,625

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	43

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Expiration Date	Contracts	Notional Amount	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 10-Year Notes Futures, Call @ $115.000	6/23/23	21	$21,000	$15,094
U.S. Treasury Long-Term Bonds Futures, Call @ $127.000	6/23/23	10	10,000	23,438
Total Purchased Options (Cost — $1,192,693)				1,077,485
Total Investments before Short-Term Investments (Cost — $788,203,469)				723,498,591

	Rate	Shares
Short-Term Investments — 0.1%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $390,142)	5.033%	390,142	390,142	(i)(k)
Total Investments — 101.3% (Cost — $788,593,611)			723,888,733
Liabilities in Excess of Other Assets — (1.3)%			(9,017,939)
Total Net Assets — 100.0%			$714,870,794

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)	Securities traded on a when-issued or delayed delivery basis.

(g)	This security is traded on a to-be-announced (“TBA”) basis. At May 31, 2023, the Fund held TBA securities with a total cost of $13,328,957.

(h)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(i)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At May 31, 2023, the total market value of investments in Affiliated Companies was $1,130,259 and the cost was $1,140,142 (Note 8).

(j)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(k)	Rate shown is one-day yield as of the end of the reporting period.

See Notes to Financial Statements.

44	Western Asset Intermediate Bond Fund 2023 Annual Report

Western Asset Intermediate Bond Fund

Abbreviation(s) used in this schedule:

ACES	— Alternative Credit Enhancement Securities

CAS	— Connecticut Avenue Securities

CDO	— Collateralized Debt Obligation

CLO	— Collateralized Loan Obligation

CTFS	— Certificates

ICE	— Intercontinental Exchange

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

At May 31, 2023, the Fund had the following written options contracts:

Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
3-Month SOFR Futures, Call	9/15/23	$96.750	88	$220,000	$(10,450)
SOFR 1-Year Mid-Curve Futures, Put	10/13/23	96.250	144	360,000	(85,500)
SOFR 1-Year Mid-Curve Futures, Put	10/13/23	96.500	144	360,000	(121,500)
SOFR 1-Year Mid-Curve Futures, Put	12/15/23	95.250	242	605,000	(51,425)
SOFR 1-Year Mid-Curve Futures, Put	12/15/23	95.375	568	1,420,000	(142,000)
U.S. Treasury 2-Year Notes Futures, Call	6/23/23	104.000	84	168,000	(10,500)
U.S. Treasury 2-Year Notes Futures, Put	6/23/23	103.250	80	160,000	(88,750)
U.S. Treasury 5-Year Notes Futures, Call	6/23/23	110.500	126	126,000	(32,484)
U.S. Treasury 5-Year Notes Futures, Call	6/23/23	112.250	124	124,000	(10,656)
U.S. Treasury 5-Year Notes Futures, Call	6/23/23	113.000	124	124,000	(7,750)
U.S. Treasury 5-Year Notes Futures, Put	6/23/23	109.500	132	132,000	(127,875)
U.S. Treasury 10-Year Notes Futures, Call	6/23/23	116.000	168	168,000	(65,625)
U.S. Treasury 10-Year Notes Futures, Call	6/23/23	116.250	21	21,000	(7,219)
U.S. Treasury 10-Year Notes Futures, Call	6/23/23	117.000	40	40,000	(8,750)
U.S. Treasury 10-Year Notes Futures, Call	6/23/23	119.000	124	124,000	(9,688)
U.S. Treasury Long-Term Bonds Futures, Call	6/23/23	135.000	20	20,000	(2,813)
Total Exchange-Traded Written Options (Premiums received — $913,146)					$(782,985)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	45

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount	Value
Interest rate swaption, Put (Premiums received — $129,327)	Morgan Stanley & Co. Inc.	8/31/23	410.000	bps	11,757,000	$11,757,000	$(29,800)
Total Written Options (Premiums received — $1,042,473)							$(812,785)

Abbreviation(s) used in this schedule:

bps	— basis point spread (100 basis points = 1.00%)

SOFR	— Secured Overnight Financing Rate

At May 31, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	13	9/23	$3,137,902	$3,078,400	$(59,502)
3-Month SOFR	79	3/26	19,036,146	19,153,550	117,404
U.S. Treasury 2-Year Notes	413	9/23	85,214,847	85,007,016	(207,831)
U.S. Treasury 5-Year Notes	187	9/23	20,316,874	20,397,610	80,736
U.S. Treasury 10-Year Notes	1,326	9/23	150,668,070	151,785,562	1,117,492
U.S. Treasury Ultra 10-Year Notes	115	9/23	13,786,722	13,852,110	65,388
					1,113,687
Contracts to Sell:
3-Month SOFR	469	3/24	112,214,282	111,569,238	645,044
U.S. Treasury Long-Term Bonds	600	9/23	75,816,861	77,006,250	(1,189,389)
U.S. Treasury Ultra Long- Term Bonds	303	9/23	40,888,116	41,473,125	(585,009)
					(1,129,354)
Net unrealized depreciation on open futures contracts					$(15,667)

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

46	Western Asset Intermediate Bond Fund 2023 Annual Report

Western Asset Intermediate Bond Fund

At May 31, 2023, the Fund had the following open swap contracts:

	CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$8,839,000	9/30/24	Daily SOFR Compound annually	3.500% annually	$(146,336)	$(40,689)	$(105,647)
	5,694,000	2/15/29	2.850% annually	Daily SOFR Compound annually	184,943	22,648	162,295
	19,736,000	4/30/29	3.270% annually	Daily SOFR Compound annually	208,446	(295,801)	504,247
	1,377,000	6/30/29	3.850% annually	Daily SOFR Compound annually	(29,218)	1,726	(30,944)
	5,780,000	12/31/29	Daily SOFR Compound annually	3.300% annually	(43,853)	(217)	(43,636)
	4,875,000	2/15/47	1.729% annually	Daily SOFR Compound annually	1,234,837	69,464	1,165,373
	4,800,000	5/15/47	1.630% annually	Daily SOFR Compound annually	1,297,924	203,695	1,094,229
	3,315,000	2/15/48	2.510% annually	Daily SOFR Compound annually	418,800	21,755	397,045
	1,984,000	2/15/48	2.600% annually	Daily SOFR Compound annually	220,735	136,376	84,359
	6,372,000	2/15/48	2.620% annually	Daily SOFR Compound annually	687,585	7,264	680,321
	4,447,000	2/15/48	3.050% annually	Daily SOFR Compound annually	159,522	137,085	22,437
	7,054,000	5/15/48	3.150% annually	Daily SOFR Compound annually	129,408	(2,270,589)	2,399,997
Total	$74,273,000				$4,322,793	$(2,007,283)	$6,330,076

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	47

Schedule of investments (cont’d)

May 31, 2023

Western Asset Intermediate Bond Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.40 Index	$106,533,000	6/20/28	1.000% quarterly	$1,195,222	$771,338	$423,884

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

48	Western Asset Intermediate Bond Fund 2023 Annual Report

Statement of assets and liabilities

May 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $787,453,469)	$722,758,474
Investments in affiliated securities, at value (Cost — $1,140,142)	1,130,259
Cash	1,115,920
Receivable for securities sold	11,650,989
Interest receivable from unaffiliated investments	4,970,429
Deposits with brokers for centrally cleared swap contracts	4,594,566
Deposits with brokers for open futures contracts and exchange-traded options	2,434,134
Deposits with brokers for TBA securities	320,000
Receivable for Fund shares sold	259,202
Deposits with brokers for OTC derivatives	60,000
Dividends receivable from affiliated investments	24,613
Receivable for premiums on written options	6,840
Interest receivable from affiliated investments	5,627
Prepaid expenses	791
Total Assets	749,331,844

Liabilities:
Payable for securities purchased	32,231,104
Written options, at value (premiums received — $1,042,473)	812,785
Payable for Fund shares repurchased	401,124
Payable to brokers — net variation margin on centrally cleared swap contracts	289,618
Distributions payable	266,015
Investment management fee payable	240,828
Payable to brokers — net variation margin on open futures contracts	36,831
Service and/or distribution fees payable	3,363
Directors’ fees payable	1,401
Accrued expenses	177,981
Total Liabilities	34,461,050
Total Net Assets	$714,870,794

Net Assets:
Par value (Note 7)	$74,481
Paid-in capital in excess of par value	840,314,407
Total distributable earnings (loss)	(125,518,094)
Total Net Assets	$714,870,794

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	49

Statement of assets and liabilities (cont’d)

May 31, 2023

Net Assets:
Class A	$9,200,591
Class C	$1,526,238
Class R	$457,598
Class I	$353,872,393
Class IS	$349,813,974

Shares Outstanding:
Class A	958,438
Class C	158,825
Class R	47,668
Class I	36,881,907
Class IS	36,434,037

Net Asset Value:
Class A (and redemption price)	$9.60
Class C*	$9.61
Class R (and redemption price)	$9.60
Class I (and redemption price)	$9.59
Class IS (and redemption price)	$9.60
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 3.75%; 4.25% prior to August 15, 2022)	$9.97

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

50	Western Asset Intermediate Bond Fund 2023 Annual Report

Statement of operations

For the Year Ended May 31, 2023

Investment Income:
Interest from unaffiliated investments	$26,062,825
Interest from affiliated investments	36,992
Dividends from affiliated investments	465,737
Less: Foreign taxes withheld	(9,000)
Total Investment Income	26,556,554

Expenses:
Investment management fee (Note 2)	3,030,302
Transfer agent fees (Note 5)	378,370
Registration fees	86,607
Fund accounting fees	76,296
Audit and tax fees	54,843
Service and/or distribution fees (Notes 2 and 5)	28,716
Legal fees	27,718
Shareholder reports	20,153
Directors’ fees	18,415
Commitment fees (Note 9)	7,266
Insurance	5,394
Custody fees	1,354
Miscellaneous expenses	14,263
Total Expenses	3,749,697
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(10,947)
Net Expenses	3,738,750
Net Investment Income	22,817,804

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(58,033,809)
Futures contracts	(9,790,487)
Written options	5,030,615
Swap contracts	14,113,642
Foreign currency transactions	6
Net Realized Loss	(48,680,033)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	15,054,326
Investments in affiliated securities	992
Futures contracts	2,380,449
Written options	78,360
Swap contracts	(6,722,226)
Change in Net Unrealized Appreciation (Depreciation)	10,791,901
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(37,888,132)
Decrease in Net Assets From Operations	$(15,070,328)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	51

Statements of changes in net assets

For the Years Ended May 31,	2023	2022

Operations:
Net investment income	$22,817,804	$18,794,101
Net realized loss	(48,680,033)	(13,093,536)
Change in net unrealized appreciation (depreciation)	10,791,901	(92,094,659)
Decrease in Net Assets From Operations	(15,070,328)	(86,394,094)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(22,579,369)	(22,845,110)
Decrease in Net Assets From Distributions to Shareholders	(22,579,369)	(22,845,110)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	121,878,339	264,010,265
Reinvestment of distributions	19,543,239	19,707,670
Cost of shares repurchased	(295,306,689)	(329,962,520)
Decrease in Net Assets From Fund Share Transactions	(153,885,111)	(46,244,585)
Decrease in Net Assets	(191,534,808)	(155,483,789)

Net Assets:
Beginning of year	906,405,602	1,061,889,391
End of year	$714,870,794	$906,405,602

See Notes to Financial Statements.

52	Western Asset Intermediate Bond Fund 2023 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$10.01	$11.17	$11.38	$10.98	$10.70

Income (loss) from operations:
Net investment income	0.28	0.16	0.18	0.24	0.28
Net realized and unrealized gain (loss)	(0.43)	(1.11)	0.10	0.46	0.28
Total income (loss) from operations	(0.15)	(0.95)	0.28	0.70	0.56

Less distributions from:
Net investment income	(0.26)	(0.17)	(0.18)	(0.24)	(0.28)
Net realized gains	—	(0.04)	(0.31)	(0.06)	—
Total distributions	(0.26)	(0.21)	(0.49)	(0.30)	(0.28)

Net asset value, end of year	$9.60	$10.01	$11.17	$11.38	$10.98
Total return[2]	(1.46)%	(8.64)%	2.51%	6.47%	5.32%

Net assets, end of year (000s)	$9,201	$1,813	$2,759	$2,717	$4,530

Ratios to average net assets:
Gross expenses	0.76%	0.81%	0.78%	0.90%	0.85%
Net expenses[3]	0.75 [4]	0.81 [4]	0.78 [4]	0.90 [4]	0.85
Net investment income	2.94	1.51	1.58	2.13	2.57

Portfolio turnover rate[5]	48%	46%	60%	100%	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 58%, 46%, 72%, 123% and 133% for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	53

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class C Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$10.03	$11.19	$11.41	$11.01	$10.73

Income (loss) from operations:
Net investment income	0.19	0.09	0.09	0.16	0.20
Net realized and unrealized gain (loss)	(0.42)	(1.12)	0.11	0.47	0.28
Total income (loss) from operations	(0.23)	(1.03)	0.20	0.63	0.48

Less distributions from:
Net investment income	(0.19)	(0.09)	(0.11)	(0.17)	(0.20)
Net realized gains	—	(0.04)	(0.31)	(0.06)	—
Total distributions	(0.19)	(0.13)	(0.42)	(0.23)	(0.20)

Net asset value, end of year	$9.61	$10.03	$11.19	$11.41	$11.01
Total return[2]	(2.30)%	(9.28)%	1.75%	5.76%	4.57%

Net assets, end of year (000s)	$1,526	$1,257	$1,483	$1,318	$645

Ratios to average net assets:
Gross expenses	1.55%	1.54%	1.53%	1.56%	1.57%
Net expenses[3]	1.55 [4]	1.54 [4]	1.53 [4]	1.56 [4]	1.57
Net investment income	2.00	0.79	0.83	1.42	1.86

Portfolio turnover rate[5]	48%	46%	60%	100%	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 58%, 46%, 72%, 123% and 133% for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

54	Western Asset Intermediate Bond Fund 2023 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class R Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$10.02	$11.18	$11.40	$11.00	$10.72

Income (loss) from operations:
Net investment income	0.23	0.13	0.14	0.20	0.24
Net realized and unrealized gain (loss)	(0.42)	(1.12)	0.10	0.48	0.29
Total income (loss) from operations	(0.19)	(0.99)	0.24	0.68	0.53

Less distributions from:
Net investment income	(0.23)	(0.13)	(0.15)	(0.22)	(0.25)
Net realized gains	—	(0.04)	(0.31)	(0.06)	—
Total distributions	(0.23)	(0.17)	(0.46)	(0.28)	(0.25)

Net asset value, end of year	$9.60	$10.02	$11.18	$11.40	$11.00
Total return[2]	(1.92)%	(8.94)%	2.14%	6.18%	5.03%

Net assets, end of year (000s)	$458	$708	$805	$525	$276

Ratios to average net assets:
Gross expenses	1.21%	1.25%	1.25%	1.57%[3]	1.34%[3]
Net expenses[4,5]	1.15	1.15	1.15	1.15 [3]	1.15 [3]
Net investment income	2.34	1.19	1.22	1.84	2.29

Portfolio turnover rate[6]	48%	46%	60%	100%	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 58%, 46%, 72%, 123% and 133% for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2023 Annual Report	55

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$10.01	$11.17	$11.40	$10.99	$10.71

Income (loss) from operations:
Net investment income	0.29	0.19	0.21	0.27	0.31
Net realized and unrealized gain (loss)	(0.43)	(1.11)	0.09	0.48	0.29
Total income (loss) from operations	(0.14)	(0.92)	0.30	0.75	0.60

Less distributions from:
Net investment income	(0.28)	(0.20)	(0.22)	(0.28)	(0.32)
Net realized gains	—	(0.04)	(0.31)	(0.06)	—
Total distributions	(0.28)	(0.24)	(0.53)	(0.34)	(0.32)

Net asset value, end of year	$9.59	$10.01	$11.17	$11.40	$10.99
Total return[2]	(1.32)%	(8.40)%	2.66%	6.91%	5.67%

Net assets, end of year (millions)	$354	$384	$594	$620	$614

Ratios to average net assets:
Gross expenses	0.55%	0.56%	0.55%	0.55%	0.54%
Net expenses[3]	0.55 [4]	0.56 [4]	0.55 [4]	0.55 [4]	0.54
Net investment income	2.98	1.77	1.81	2.46	2.90

Portfolio turnover rate[5]	48%	46%	60%	100%	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 58%, 46%, 72%, 123% and 133% for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

56	Western Asset Intermediate Bond Fund 2023 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class IS Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$10.02	$11.18	$11.40	$11.00	$10.72

Income (loss) from operations:
Net investment income	0.29	0.21	0.22	0.29	0.32
Net realized and unrealized gain (loss)	(0.42)	(1.12)	0.10	0.46	0.28
Total income (loss) from operations	(0.13)	(0.91)	0.32	0.75	0.60

Less distributions from:
Net investment income	(0.29)	(0.21)	(0.23)	(0.29)	(0.32)
Net realized gains	—	(0.04)	(0.31)	(0.06)	—
Total distributions	(0.29)	(0.25)	(0.54)	(0.35)	(0.32)

Net asset value, end of year	$9.60	$10.02	$11.18	$11.40	$11.00
Total return[2]	(1.22)%	(8.28)%	2.86%	6.93%	5.76%

Net assets, end of year (millions)	$350	$519	$463	$451	$366

Ratios to average net assets:
Gross expenses	0.44%	0.44%	0.44%	0.44%[3]	0.45%[3]
Net expenses[4,5]	0.44	0.44	0.44	0.44 [3]	0.45 [3]
Net investment income	3.04	1.91	1.92	2.56	2.98

Portfolio turnover rate[6]	48%	46%	60%	100%	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 58%, 46%, 72%, 123% and 133% for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

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Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services –Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

58	Western Asset Intermediate Bond Fund 2023 Annual Report

Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Intermediate Bond Fund 2023 Annual Report	59

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$126,309,763	$425,879	$126,735,642
Other Corporate Bonds & Notes	—	167,775,200	—	167,775,200
U.S. Government & Agency Obligations	—	190,241,675	—	190,241,675
Mortgage-Backed Securities	—	80,712,635	—	80,712,635
Collateralized Mortgage Obligations	—	73,734,227	—	73,734,227
Asset-Backed Securities	—	59,685,771	—	59,685,771
Sovereign Bonds	—	15,442,595	—	15,442,595
U.S. Treasury Inflation Protected Securities	—	8,093,361	—	8,093,361
Purchased Options	$1,077,485	—	—	1,077,485
Total Long-Term Investments	1,077,485	721,995,227	425,879	723,498,591
Short-Term Investments†	390,142	—	—	390,142
Total Investments	$1,467,627	$721,995,227	$425,879	$723,888,733

60	Western Asset Intermediate Bond Fund 2023 Annual Report

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$2,026,064	—	—	$2,026,064
Centrally Cleared Interest Rate Swaps††	—	$6,510,303	—	6,510,303
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	423,884	—	423,884
Total Other Financial Instruments	$2,026,064	$6,934,187	—	$8,960,251
Total	$3,493,691	$728,929,414	$425,879	$732,848,984

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$782,985	—	—	$782,985
OTC Written Options	—	$29,800	—	29,800
Futures Contracts††	2,041,731	—	—	2,041,731
Centrally Cleared Interest Rate Swaps††	—	180,227	—	180,227
Total	$2,824,716	$210,027	—	$3,034,743

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including

Western Asset Intermediate Bond Fund 2023 Annual Report	61

Notes to financial statements (cont’d)

brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to

62	Western Asset Intermediate Bond Fund 2023 Annual Report

interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2023, the total notional value of all credit default swaps to sell protection was $106,533,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended May 31, 2023, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap

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Notes to financial statements (cont’d)

provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows

64	Western Asset Intermediate Bond Fund 2023 Annual Report

based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations

Western Asset Intermediate Bond Fund 2023 Annual Report	65

Notes to financial statements (cont’d)

in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

66	Western Asset Intermediate Bond Fund 2023 Annual Report

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk

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Notes to financial statements (cont’d)

related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

68	Western Asset Intermediate Bond Fund 2023 Annual Report

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2023, the Fund held OTC written options with credit related contingent features which had a liability position of $29,800. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2023, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $60,000 which could be used to reduce the required payment.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded

Western Asset Intermediate Bond Fund 2023 Annual Report	69

Notes to financial statements (cont’d)

on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

70	Western Asset Intermediate Bond Fund 2023 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets. For their services, LMPFA pays Western Asset and Western Asset London monthly all of the management fee that it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R and Class IS shares did not exceed 0.90%, 1.65%, 1.15% and 0.45%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended May 31, 2023, fees waived and/or expenses reimbursed amounted to $10,947, which included an affiliated money market fund waiver of $10,638.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2023, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Class R
Expires May 31, 2024	$846
Expires May 31, 2025	309
Total fee waivers/expense reimbursements subject to recapture	$1,155

For the year ended May 31, 2023, LMPFA did not recapture any fees.

Western Asset Intermediate Bond Fund 2023 Annual Report	71

Notes to financial statements (cont’d)

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 3.75% (4.25% prior to August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $500,000 ($1,000,000 prior to August 15, 2022) in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2023, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$833
CDSCs	—

All officers and one Director of the Corporation are employees of Franklin Resources or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended May 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$27,949,928	$411,128,624
Sales	126,871,564	449,352,605

72	Western Asset Intermediate Bond Fund 2023 Annual Report

At May 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$788,927,393	$469,938	$(65,508,598)	$(65,038,660)
Written options	(1,042,473)	433,513	(203,825)	229,688
Futures contracts	—	2,026,064	(2,041,731)	(15,667)
Swap contracts	(1,235,945)	6,934,187	(180,227)	6,753,960

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2023.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$1,077,485	—	$1,077,485
Futures contracts[3]	2,026,064	—	2,026,064
Centrally cleared swap contracts[4]	6,510,303	$423,884	6,934,187
Total	$9,613,852	$423,884	$10,037,736

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Written options	$812,785
Futures contracts[3]	2,041,731
Centrally cleared swap contracts[4]	180,227
Total	$3,034,743

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Intermediate Bond Fund 2023 Annual Report	73

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(5,326,913)	$(35,610)	$(5,362,523)
Futures contracts	(9,790,487)	—	(9,790,487)
Written options	4,992,334	38,281	5,030,615
Swap contracts	13,330,141	783,501	14,113,642
Total	$3,205,075	$786,172	$3,991,247

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(100,724)	$7,231	$(93,493)
Futures contracts	2,380,449	—	2,380,449
Written options	2,436	75,924	78,360
Swap contracts	(7,805,410)	1,083,184	(6,722,226)
Total	$(5,523,249)	$1,166,339	$(4,356,910)

[1]

The change in net unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended May 31, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$493,876
Written options	481,889
Futures contracts (to buy)	539,549,992
Futures contracts (to sell)	266,721,694

Average Notional Balance
Interest rate swap contracts	$183,588,462
Credit default swap contracts (sell protection)	142,286,231

74	Western Asset Intermediate Bond Fund 2023 Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2023.

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4]
Morgan Stanley & Co. Inc.	—	$(29,800)	$(29,800)	$29,800	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$11,886	$2,914
Class C	14,359	1,574
Class R	2,471	1,347
Class I	—	364,525
Class IS	—	8,010
Total	$28,716	$378,370

For the year ended May 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$89
Class C	22
Class R	316
Class I	4,913
Class IS	5,607
Total	$10,947

Western Asset Intermediate Bond Fund 2023 Annual Report	75

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended May 31, 2023	Year Ended May 31, 2022
Net Investment Income:
Class A	$136,882	$35,226
Class C	28,259	11,973
Class R	11,407	9,861
Class I	9,914,653	8,457,269
Class IS	12,488,168	10,570,294
Total	$22,579,369	$19,084,623

Net Realized Gains:
Class A	—	$9,450
Class C	—	5,426
Class R	—	2,665
Class I	—	1,631,882
Class IS	—	2,111,064
Total	—	$3,760,487

7. Capital shares

At May 31, 2023, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2023		Year Ended May 31, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	860,101	$8,259,585	84,656	$895,467
Shares issued on reinvestment	14,254	136,882	3,952	42,700
Shares repurchased	(96,965)	(932,042)	(154,548)	(1,662,810)
Net increase (decrease)	777,390	$7,464,425	(65,940)	$(724,643)

Class C
Shares sold	79,277	$759,270	19,027	$209,652
Shares issued on reinvestment	2,938	28,248	1,604	17,312
Shares repurchased	(48,745)	(469,095)	(27,778)	(299,780)
Net increase (decrease)	33,470	$318,423	(7,147)	$(72,816)

Class R
Shares sold	11,943	$115,347	39,833	$432,233
Shares issued on reinvestment	1,140	10,956	1,135	12,219
Shares repurchased	(36,049)	(350,812)	(42,384)	(452,905)
Net decrease	(22,966)	$(224,509)	(1,416)	$(8,453)

76	Western Asset Intermediate Bond Fund 2023 Annual Report

	Year Ended May 31, 2023		Year Ended May 31, 2022
	Shares	Amount	Shares	Amount
Class I
Shares sold	8,177,489	$78,836,439	9,062,832	$94,559,241
Shares issued on reinvestment	979,394	9,401,905	876,666	9,452,463
Shares repurchased	(10,575,817)	(101,953,464)	(24,828,590)	(267,418,001)
Net decrease	(1,418,934)	$(13,715,120)	(14,889,092)	$(163,406,297)

Class IS
Shares sold	3,502,320	$33,907,698	15,169,998	$167,913,672
Shares issued on reinvestment	1,037,048	9,965,248	945,926	10,182,976
Shares repurchased	(19,898,035)	(191,601,276)	(5,696,074)	(60,129,024)
Net increase (decrease)	(15,358,667)	$(147,728,330)	10,419,850	$117,967,624

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund managed by Western Asset. Benefit Street Partners is a wholly-owned subsidiary of Franklin Resources. The following companies were considered affiliated companies for all or some portion of the year ended May 31, 2023. The following transactions were effected in such companies for the year ended May 31, 2023.

	Affiliate Value at May 31, 2022	Purchased		Sold
		Cost	Shares/ Face amount	Proceeds	Shares/ Face amount
Benefit Street Partners CLO Ltd., 2014-IVA ARRR	$739,125	—	—	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$233,409,919	233,409,919	$233,019,777	233,019,777
	$739,125	$233,409,919		$233,019,777

Western Asset Intermediate Bond Fund 2023 Annual Report	77

Notes to financial statements (cont’d)

(cont’d)	Realized Gain (Loss)	Interest/ Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2023
Benefit Street Partners CLO Ltd., 2014-IVA ARRR	—	$36,992	$992	$740,117
Western Asset Premier Institutional Government Reserves, Premium Shares	—	465,737	—	390,142
	—	$502,729	$992	$1,130,259

9. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended May 31, 2023.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$22,579,369	$21,478,055
Net long-term capital gains	—	1,367,055
Total distributions paid	$22,579,369	$22,845,110

78	Western Asset Intermediate Bond Fund 2023 Annual Report

As of May 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$4,747,577
Deferred capital losses*	(71,913,119)
Other book/tax temporary differences(a)	(281,873)
Unrealized appreciation (depreciation)(b)	(58,070,679)
Total distributable earnings (loss) — net	$(125,518,094)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on futures, options and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matter

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which was the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR is no longer published on a representative basis. Alternative references rates have been established in most major currencies. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation.

Western Asset Intermediate Bond Fund 2023 Annual Report	79

Notes to financial statements (cont’d)

Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board effectively automatically replaced the USD LIBOR benchmark in the contract upon LIBOR’s cessation at the end of June 2023. The recommended benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Various industry groups are in the process of facilitating the transition away from LIBOR, but there remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally.

80	Western Asset Intermediate Bond Fund 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Intermediate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Intermediate Bond Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

July 20, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Intermediate Bond Fund 2023 Annual Report	81

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors (the “Executive and Contracts Committee”) considered the Investment Management Agreement between the Corporation and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) with respect to the Fund and the following subadvisory agreements with respect to the Fund (collectively, the “Agreements”) (i) a subadvisory agreement between LMPFA and Western Asset Management Company, LLC (“Western Asset”) with respect to the Fund, and (ii) a subadvisory agreement between LMPFA and Western Asset Management Company Limited (“WAML” or the “Non-U.S. Subadviser,” and together with Western Asset, the “Subadvisers,” and together with LMPFA, the “Advisers”) with respect to the Fund at a meeting held on April 27, 2023. At an in-person meeting held on May 15, 2023, the Executive and Contracts Committee reported to the full Board of Directors their considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadviser, senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadviser. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Agreement between LMPFA and the Non-U.S. Subadviser.

In arriving at their decision to approve the renewal of the Agreements, the Directors met with representatives of the Advisers, including relevant investment advisory personnel; considered a variety of information prepared by the Advisers, materials provided by Broadridge and advice and materials provided by counsel to the Independent Directors; reviewed performance and expense information for peer groups of comparable funds selected by Broadridge (the “Performance Universe”) and certain other comparable products available from Western Asset or affiliates of Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings (and various committee meetings) with respect to the Fund’s performance and other relevant matters and related discussions with the Advisers’ personnel. The information received and considered by the Board both in conjunction with the May meeting and at prior meetings was both written and oral. With respect to the Broadridge materials, the Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time.

82	Western Asset Intermediate Bond Fund

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; and the capability and integrity of LMPFA’s senior management and staff. The Directors also considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the risks to the Advisers associated with sponsoring the Fund (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as LMPFA’s and each Subadviser’s risk management processes; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund, and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of LMPFA’s and Western Asset’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of LMPFA and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Advisers. The Board recognized the importance of having a fund manager with significant resources.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds and to its investment benchmark over the one-, three-, five- and ten-year periods ended December 31, 2022. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as retail and institutional core plus bond funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended December 31, 2022 was above the median. The Board noted that the Fund’s performance trailed that of its benchmark index for the 1-, 3-, and 5-year periods and exceeded the performance of its benchmark index for the 10-year period. The Board considered the factors involved in the Fund’s performance relative to the performance of its investment benchmark and Performance Universe. The Board discussed the reasons for the Fund’s underperformance and the steps the Advisers were taking to improve the Fund’s performance.

Western Asset Intermediate Bond Fund	83

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Directors also considered the management fee payable by the Fund to LMPFA, total expenses payable by the Fund and the fee that LMPFA pays to the Subadvisers. They reviewed information concerning management fees paid to investment advisers of similarly managed funds as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors also noted that the Fund does not pay any management fees directly to any of the Subadvisers because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund. The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its peer group, consisting of a group of institutional core plus bond funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and that the Fund’s Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2024.

The Directors further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and certain other service providers for the Fund. In that connection, the Board considered that the ancillary benefits that the Advisers receive were reasonable. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Board noted that the Fund’s Contractual Management Fee was below the median and that the Fund’s Actual Management Fee was above the median of the peer group. The Board also noted the size of the Fund.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Directors weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and each Director may have attributed different weight to the various factors in evaluating the Agreements. The

84	Western Asset Intermediate Bond Fund

foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Intermediate Bond Fund	85

Statement regarding liquidity risk management program (unaudited)

Each of the Franklin Templeton and Legg Mason Funds has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

86	Western Asset Intermediate Bond Fund

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2023, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2022. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Western Asset Intermediate Bond Fund	87

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Intermediate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Directors and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Directors†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles)
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	None

88	Western Asset Intermediate Bond Fund

Independent Directors† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); Republic Services, Inc. (since 2009); and formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)

Western Asset Intermediate Bond Fund	89

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Director and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)

90	Western Asset Intermediate Bond Fund

Interested Director

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	Director of Provivi, Inc. (since 2017); and Director of Berkshire Hathaway, Inc. (since 1997)

Interested Director and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 127 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Director[3]	127
Other Directorships held by Director during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Intermediate Bond Fund	91

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

92	Western Asset Intermediate Bond Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

Western Asset Intermediate Bond Fund	93

Additional information (unaudited) (cont’d)

Information about Directors and Officers

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

94	Western Asset Intermediate Bond Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended May 31, 2023:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$17,242,498
Section 163(j) Interest Earned	§163(j)	$26,040,892
Interest Earned from Federal Obligations	Note (1)	$5,487,316

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset Intermediate Bond Fund	95

Western Asset

Intermediate Bond Fund

Directors

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Western Asset Intermediate Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Intermediate Bond Fund

Legg Mason Funds

100 International Drive

Baltimore, MD 21202

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656- 3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

WASX013143 07/23 SR23-4681

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2022 and May 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $169,204 in May 31, 2022 and in $169,204 in May 31, 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2022 and $0 in May 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $30,000 in May 31, 2022 and $30,000 in May 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in May 31, 2022 and $0 in May 31, 2023, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $343,489 in May 31, 2022 and $350,359 in May 31, 2023.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

JaynieM. Studenmund

Peter J. Taylor

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 26, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: July 26, 2023